Exhibit No. 99

Banc of America Securities LLC

BOAA 05-10

30 YR Fixed Rate Conforming Pool

Group 1

Oct 25, 2005 09:20

Selection Criteria: GROUP eq 1; blank REJECTED

1.	General Pool Characteristics
2.	Original Balance
3.	Cut-Off Balance
4.	Index
5.	Product Type
6.	Coupon
7.	Credit Score
8.	Lien Position
9.	Loan Purpose
10.	Property Type
11.	Documentation
12.	Occupancy Status
13.	PMI Providers
14.	State
15.	California
16.	Zip Code
17.	Delinquency*
18.	Times 30 Days DLQ
19.	Convertible Flag
20.	Buydown Agreement
21.	Original Term
22.	Cut-Off Remaining Term
23.	Cutoff Loan Age
24.	OLTV
25.	Cut-Off LTV

1. General Pool Characteristics

Pool Size: $225,051,821.47

Loan Count: 1,384

Cut-off Date: 2005-10-01

Avg. Loan Balance: $162,609.70

Avg. Orig. Balance: $162,772.22

W.A. FICO: 737

W.A. Orig. LTV: 73.34%

W.A. Cut-Off LTV: 73.27%

W.A. Gross Coupon: 5.8896%

W.A. Net Coupon: 5.6361%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 359 months

W.A. Rem. Term: 359 months

W.A. Age: 1 months

% over 80 COLTV: 5.95%

% over 100 COLTV: 0.33%

% with PMI: 5.95%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 25.82%

W.A. MI Adjusted LTV: 71.84%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 0.44%

% Conforming: 100.00%

2. Original Balance

Original Balance	Percent
<= 50,000	0.60%
50,001 - 100,000	10.63
100,001 - 150,000	22.76
150,001 - 200,000	21.91
200,001 - 250,000	14.25
250,001 - 300,000	10.70
300,001 - 350,000	10.08
350,001 - 400,000	5.32
400,001 - 450,000	1.14
450,001 - 500,000	0.61
500,001 - 550,000	0.94
550,001 - 600,000	0.78
600,001 - 650,000	0.29

Total:	100.00%

Average: $162,772.22

Lowest: $19,175.00

Highest: $649,599.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= 50,000	0.60%
50,001 - 100,000	10.63
100,001 - 150,000	22.83
150,001 - 200,000	21.84
200,001 - 250,000	14.36
250,001 - 300,000	10.72
300,001 - 350,000	9.94
350,001 - 400,000	5.32
400,001 - 450,000	1.14
450,001 - 500,000	0.84
500,001 - 550,000	0.72
550,001 - 600,000	0.78
600,001 - 650,000	0.29

Total:	100.00%

Average: $162,609.70

Lowest: $19,155.45

Highest: $648,920.77

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
30 YR FIXED	99.21%
20 YR FIXED	0.51
25 YR FIXED	0.28

Total:	100.00%

6. Coupon

Coupon	Percent
4.875	0.06%
5.125	0.14
5.250	1.08
5.375	1.81
5.500	3.72
5.625	5.94
5.750	14.52
5.875	29.36
6.000	24.92
6.125	17.02
6.250	1.42

Total:	100.00%

W.A.: 5.890

Lowest: 4.875

Highest: 6.250

7. Credit Score

Credit Score	Percent
800 - 849	4.76%
750 - 799	36.63
700 - 749	38.55
650 - 699	17.87
600 - 649	1.96
N/A	0.23

Total:	100.00%

W.A.: 737

Lowest: 621

Highest: 832

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Purchase	66.44%
Refinance-Cashout	24.49
Refinance-Rate/Term	9.07

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	59.51%
PUD Detach	14.30
Condo - Low	8.52
2-Family	6.48
4-Family	3.12
PUD Attach	2.59
3-Family	2.19
Condo - High	2.03
Townhouse	1.10
Condotel	0.17

Total:	100.00%

11. Documentation

Documentation	Percent
Standard	41.72%
Reduced	35.13
Stated	18.89
No Ratio	3.48
Rapid	0.64
SISA	0.08
All Ready Home	0.07

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	56.85%
Investor	41.95
Secondary	1.20

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	94.05%
UGRIC	1.52
PMIC	1.33
GEMIC	1.20
RMIC	0.71
RADIAN	0.43
RGIC	0.34
MGIC	0.26
TGIC	0.15

Total:	100.00%

14. State

State	Percent
California	16.98%
Florida	11.92
Texas	11.51
North Carolina	5.45
South Carolina	4.58
Other	49.56

Total:	100.00%

15. California

California	Percent
Northern	39.41%
Southern	60.59

Total:	100.00%

16. Zip Code

Zip Code	Percent
96740	0.44%
92054	0.35
34655	0.33
29621	0.32
77377	0.32
Other	98.25

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	99.98%
1	0.02

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
240	0.51%
300	0.28
360	99.21

Total:	100.00%

W.A.: 359.2 months

Lowest: 240 months

Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
235 - 240	0.51%
295 - 300	0.28
355 - 360	99.21

Total:	100.00%

W.A.: 358.5 months

Lowest: 239 months

Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	34.65%
1 - 6	65.35

Total:	100.00%

W.A.: 0.7 months

Lowest: 0 months

Highest: 3 months

24. OLTV

OLTV	Percent
<= 20.00	0.31%
20.01 - 25.00	0.20
25.01 - 30.00	1.03
30.01 - 35.00	0.97
35.01 - 40.00	1.48
40.01 - 45.00	2.27
45.01 - 50.00	1.80
50.01 - 55.00	2.13
55.01 - 60.00	3.74
60.01 - 65.00	3.67
65.01 - 70.00	10.66
70.01 - 75.00	9.82
75.01 - 80.00	55.98
80.01 - 85.00	0.74
85.01 - 90.00	2.69
90.01 - 95.00	1.50
95.01 - 100.00	0.69
>= 100.01	0.33

Total:	100.00%

W.A.: 73.34%

Lowest: 8.60%

Highest: 103.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.31%
20.01 - 25.00	0.20
25.01 - 30.00	1.03
30.01 - 35.00	0.97
35.01 - 40.00	1.59
40.01 - 45.00	2.16
45.01 - 50.00	1.80
50.01 - 55.00	2.13
55.01 - 60.00	3.79
60.01 - 65.00	3.67
65.01 - 70.00	10.66
70.01 - 75.00	9.82
75.01 - 80.00	55.93
80.01 - 85.00	0.74
85.01 - 90.00	2.69
90.01 - 95.00	1.50
95.01 - 100.00	0.69
>= 100.01	0.33

Total:	100.00%

W.A.: 73.27%

Lowest: 8.59%

Highest: 103.00%

Collateral Summary Report

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BOAA 05-10

30 YR Fixed Rate Conforming Pool

Group 2

Oct 25, 2005 09:22

Selection Criteria: GROUP eq 2; blank REJECTED

1.	General Pool Characteristics
2.	Original Balance
3.	Cut-Off Balance
4.	Index
5.	Product Type
6.	Coupon
7.	Credit Score
8.	Lien Position
9.	Loan Purpose
10.	Property Type
11.	Documentation
12.	Occupancy Status
13.	PMI Providers
14.	State
15.	California
16.	Zip Code
17.	Delinquency*
18.	Times 30 Days DLQ
19.	Convertible Flag
20.	Buydown Agreement
21.	Original Term
22.	Cut-Off Remaining Term
23.	Cutoff Loan Age
24.	OLTV
25.	Cut-Off LTV

1. General Pool Characteristics

Pool Size: $95,879,988.11

Loan Count: 767

Cut-off Date: 2005-10-01

Avg. Loan Balance: $125,006.50

Avg. Orig. Balance: $125,091.39

W.A. FICO: 738

W.A. Orig. LTV: 71.41%

W.A. Cut-Off LTV: 71.37%

W.A. Gross Coupon: 6.4475%

W.A. Net Coupon: 6.1940%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 359 months

W.A. Rem. Term: 359 months

W.A. Age: 1 months

% over 80 COLTV: 12.40%

% over 100 COLTV: 0.00%

% with PMI: 12.35%

% over 80 with PMI: 99.62%

W.A. MI Coverage: 24.13%

W.A. MI Adjusted LTV: 68.69%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 1.11%

% Conforming: 100.00%

2. Original Balance

Original Balance	Percent
<= 50,000	4.37%
50,001 - 100,000	20.00
100,001 - 150,000	23.95
150,001 - 200,000	19.85
200,001 - 250,000	9.49
250,001 - 300,000	7.20
300,001 - 350,000	7.05
350,001 - 400,000	6.04
450,001 - 500,000	1.50
500,001 - 550,000	0.55

Total:	100.00%

Average: $125,091.39

Lowest: $20,000.00

Highest: $525,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= 50,000	4.37%
50,001 - 100,000	20.00
100,001 - 150,000	23.95
150,001 - 200,000	19.85
200,001 - 250,000	9.49
250,001 - 300,000	7.20
300,001 - 350,000	7.05
350,001 - 400,000	6.04
450,001 - 500,000	1.50
500,001 - 550,000	0.55

Total:	100.00%

Average: $125,006.50

Lowest: $19,982.78

Highest: $525,000.00

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
30 YR FIXED	98.90%
25 YR FIXED	1.10

Total:	100.00%

6. Coupon

Coupon	Percent
6.250	30.62%
6.375	30.80
6.500	14.67
6.625	8.73
6.750	9.42
6.875	3.41
7.000	0.87
7.125	0.13
7.250	1.36

Total:	100.00%

W.A.: 6.448

Lowest: 6.250

Highest: 7.250

7. Credit Score

Credit Score	Percent
800 - 849	5.49%
750 - 799	37.81
700 - 749	36.63
650 - 699	15.65
600 - 649	3.64
N/A	0.77

Total:	100.00%

W.A.: 738

Lowest: 607

Highest: 821

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Purchase	51.39%
Refinance-Cashout	36.30
Refinance-Rate/Term	12.31

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	59.23%
Condo - Low	12.63
2-Family	12.07
PUD Detach	5.31
4-Family	3.58
PUD Attach	2.91
3-Family	1.48
Townhouse	1.45
Condo - High	1.01
Condotel	0.34

Total:	100.00%

11. Documentation

Documentation	Percent
Reduced	53.65%
Standard	24.15
Stated	15.19
All Ready Home	6.20
SISA	0.46
No Ratio	0.35

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Investor	95.11%
Secondary	4.89

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	87.65%
GEMIC	2.82
RMIC	2.33
PMIC	2.22
UGRIC	2.07
RADIAN	1.40
TGIC	0.79
MGIC	0.66
RGIC	0.06

Total:	100.00%

14. State

State	Percent
California	22.98%
Florida	22.29
Arizona	5.46
Texas	4.80
Maryland	3.75
Other	40.73

Total:	100.00%

15. California

California	Percent
Northern	42.10%
Southern	57.90

Total:	100.00%

16. Zip Code

Zip Code	Percent
93657	1.11%
94705	0.75
95662	0.69
08901	0.58
29582	0.57
Other	96.30

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	100.00%

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
300	1.10%
360	98.90

Total:	100.00%

W.A.: 359.3 months

Lowest: 300 months

Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
295 - 300	1.10%
355 - 360	98.90

Total:	100.00%

W.A.: 358.8 months

Lowest: 299 months

Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	42.60%
1 - 6	57.40

Total:	100.00%

W.A.: 0.6 months

Lowest: 0 months

Highest: 5 months

24. OLTV

OLTV	Percent
<= 20.00	0.51%
20.01 - 25.00	0.38
25.01 - 30.00	1.07
30.01 - 35.00	1.71
35.01 - 40.00	0.92
40.01 - 45.00	2.60
45.01 - 50.00	2.53
50.01 - 55.00	3.97
55.01 - 60.00	6.29
60.01 - 65.00	4.48
65.01 - 70.00	16.20
70.01 - 75.00	8.07
75.01 - 80.00	38.87
80.01 - 85.00	0.84
85.01 - 90.00	11.53
90.01 - 95.00	0.03

Total:	100.00%

W.A.: 71.41%

Lowest: 11.06%

Highest: 95.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.51%
20.01 - 25.00	0.38
25.01 - 30.00	1.07
30.01 - 35.00	1.71
35.01 - 40.00	0.92
40.01 - 45.00	2.60
45.01 - 50.00	2.53
50.01 - 55.00	4.18
55.01 - 60.00	6.08
60.01 - 65.00	4.59
65.01 - 70.00	16.09
70.01 - 75.00	8.07
75.01 - 80.00	38.87
80.01 - 85.00	0.84
85.01 - 90.00	11.53
90.01 - 95.00	0.03

Total:	100.00%

W.A.: 71.37%

Lowest: 11.05%

Highest: 94.91%

Collateral Summary Report

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BOAA 05-10

30 YR Fixed Rate Conforming Pool

Group 3

Oct 25, 2005 09:22

Selection Criteria: GROUP eq 3; blank REJECTED

1.	General Pool Characteristics
2.	Original Balance
3.	Cut-Off Balance
4.	Index
5.	Product Type
6.	Coupon
7.	Credit Score
8.	Lien Position
9.	Loan Purpose
10.	Property Type
11.	Documentation
12.	Occupancy Status
13.	PMI Providers
14.	State
15.	California
16.	Zip Code
17.	Delinquency*
18.	Times 30 Days DLQ
19.	Convertible Flag
20.	Buydown Agreement
21.	Original Term
22.	Cut-Off Remaining Term
23.	Cutoff Loan Age
24.	OLTV
25.	Cut-Off LTV

1. General Pool Characteristics

Pool Size: $54,539,818.33

Loan Count: 351

Cut-off Date: 2005-10-01

Avg. Loan Balance: $155,384.10

Avg. Orig. Balance: $155,476.63

W.A. FICO: 732

W.A. Orig. LTV: 78.72%

W.A. Cut-Off LTV: 78.67%

W.A. Gross Coupon: 6.3663%

W.A. Net Coupon: 6.1128%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 360 months

W.A. Rem. Term: 359 months

W.A. Age: 1 months

% over 80 COLTV: 8.33%

% over 100 COLTV: 1.29%

% with PMI: 8.33%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 26.99%

W.A. MI Adjusted LTV: 76.40%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 1.27%

% Conforming: 100.00%

2. Original Balance

Original Balance	Percent
<= 50,000	0.89%
50,001 - 100,000	12.66
100,001 - 150,000	23.75
150,001 - 200,000	19.47
200,001 - 250,000	13.17
250,001 - 300,000	13.99
300,001 - 350,000	9.97
350,001 - 400,000	2.73
400,001 - 450,000	1.62
450,001 - 500,000	0.83
500,001 - 550,000	0.93

Total:	100.00%

Average: $155,476.63

Lowest: $30,900.00

Highest: $508,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= 50,000	0.89%
50,001 - 100,000	12.66
100,001 - 150,000	23.75
150,001 - 200,000	19.47
200,001 - 250,000	13.17
250,001 - 300,000	13.99
300,001 - 350,000	9.97
350,001 - 400,000	2.73
400,001 - 450,000	1.62
450,001 - 500,000	0.83
500,001 - 550,000	0.93

Total:	100.00%

Average: $155,384.10

Lowest: $30,870.68

Highest: $508,000.00

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
30 YR FIXED	100.00%

Total:	100.00%

6. Coupon

Coupon	Percent
6.250	48.49%
6.375	30.61
6.500	11.33
6.625	4.14
6.750	1.58
6.875	3.26
7.250	0.58

Total:	100.00%

W.A.: 6.366

Lowest: 6.250

Highest: 7.250

7. Credit Score

Credit Score	Percent
800 - 849	1.00%
750 - 799	32.54
700 - 749	42.48
650 - 699	23.98

Total:	100.00%

W.A.: 732

Lowest: 651

Highest: 816

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Purchase	73.17%
Refinance-Cashout	19.57
Refinance-Rate/Term	7.26

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	66.56%
Condo - Low	11.15
PUD Detach	9.65
2-Family	6.15
PUD Attach	2.56
3-Family	1.56
Townhouse	1.20
4-Family	0.93
Condo - High	0.24

Total:	100.00%

11. Documentation

Documentation	Percent
Standard	43.53%
Stated	40.84
Reduced	9.19
No Ratio	5.98
Rapid	0.47

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	100.00%

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	91.67%
UGRIC	4.57
RGIC	1.28
RMIC	0.93
PMIC	0.90
GEMIC	0.50
RADIAN	0.16

Total:	100.00%

14. State

State	Percent
Florida	15.20%
California	10.25
Maryland	5.39
Wisconsin	4.99
Massachusetts	4.51
Other	59.66

Total:	100.00%

15. California

California	Percent
Northern	27.01%
Southern	72.99

Total:	100.00%

16. Zip Code

Zip Code	Percent
91766	1.27%
94621	0.93
33177	0.87
33426	0.85
92833	0.83
Other	95.25

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	98.92%
1	1.08

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
360	100.00%

Total:	100.00%

W.A.: 360.0 months

Lowest: 360 months

Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
355 - 360	100.00%

Total:	100.00%

W.A.: 359.4 months

Lowest: 357 months

Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	44.95%
1 - 6	55.05

Total:	100.00%

W.A.: 0.6 months

Lowest: 0 months

Highest: 3 months

24. OLTV

OLTV	Percent
<= 20.00	0.14%
25.01 - 30.00	0.16
35.01 - 40.00	0.10
40.01 - 45.00	1.19
50.01 - 55.00	0.69
55.01 - 60.00	0.93
60.01 - 65.00	2.16
65.01 - 70.00	3.79
70.01 - 75.00	5.96
75.01 - 80.00	76.55
80.01 - 85.00	1.12
85.01 - 90.00	3.65
90.01 - 95.00	0.16
95.01 - 100.00	2.11
>= 100.01	1.29

Total:	100.00%

W.A.: 78.72%

Lowest: 17.86%

Highest: 103.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	0.14%
25.01 - 30.00	0.16
35.01 - 40.00	0.10
40.01 - 45.00	1.19
50.01 - 55.00	0.69
55.01 - 60.00	0.93
60.01 - 65.00	2.16
65.01 - 70.00	4.18
70.01 - 75.00	5.57
75.01 - 80.00	76.55
80.01 - 85.00	1.12
85.01 - 90.00	3.65
90.01 - 95.00	0.16
95.01 - 100.00	2.11
>= 100.01	1.29

Total:	100.00%

W.A.: 78.67%

Lowest: 17.86%

Highest: 103.00%

Collateral Summary Report

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BOAA 05-10

30 Yr Fixed Rate Pool

Group 4

Oct 25, 2005 09:23

Selection Criteria: GROUP eq 4; blank REJECTED

1.	General Pool Characteristics
2.	Original Balance
3.	Cut-Off Balance
4.	Index
5.	Product Type
6.	Coupon
7.	Credit Score
8.	Lien Position
9.	Loan Purpose
10.	Property Type
11.	Documentation
12.	Occupancy Status
13.	PMI Providers
14.	State
15.	California
16.	Zip Code
17.	Delinquency*
18.	Times 30 Days DLQ
19.	Convertible Flag
20.	Buydown Agreement
21.	Original Term
22.	Cut-Off Remaining Term
23.	Cutoff Loan Age
24.	OLTV
25.	Cut-Off LTV

1. General Pool Characteristics

Pool Size: $67,085,509.08

Loan Count: 98

Cut-off Date: 2005-10-01

Avg. Loan Balance: $684,546.01

Avg. Orig. Balance: $685,219.90

W.A. FICO*: 735

W.A. Orig. LTV: 69.51%

W.A. Cut-Off LTV: 69.44%

W.A. Gross Coupon: 6.0282%

W.A. Net Coupon: 5.7747%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 359 months

W.A. Rem. Term: 358 months

W.A. Age: 1 months

% over 80 COLTV: 1.78%

% over 100 COLTV: 0.00%

% with PMI: 1.78%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 17.69%

W.A. MI Adjusted LTV: 69.16%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 2.48%

% Conforming: 0.00%

2. Original Balance

Original Balance	Percent
350,001 - 400,000	9.73%
400,001 - 450,000	5.16
450,001 - 500,000	10.75
500,001 - 550,000	7.10
550,001 - 600,000	6.90
600,001 - 650,000	1.89
650,001 - 700,000	2.01
700,001 - 750,000	5.39
750,001 - 800,000	2.31
800,001 - 850,000	4.89
850,001 - 900,000	2.62
900,001 - 950,000	1.37
950,001 - 1,000,000	10.32
1,000,001 - 1,500,000	27.10
1,500,001 - 2,000,000	2.48

Total:	100.00%

Average: $685,219.90

Lowest: $362,100.00

Highest: $1,664,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
350,001 - 400,000	9.73%
400,001 - 450,000	5.16
450,001 - 500,000	10.75
500,001 - 550,000	7.10
550,001 - 600,000	6.90
600,001 - 650,000	1.89
650,001 - 700,000	2.01
700,001 - 750,000	5.39
750,001 - 800,000	2.31
800,001 - 850,000	4.89
850,001 - 900,000	2.62
900,001 - 950,000	1.37
950,001 - 1,000,000	10.32
1,000,001 - 1,500,000	27.10
1,500,001 - 2,000,000	2.48

Total:	100.00%

Average: $684,546.01

Lowest: $361,377.24

Highest: $1,664,000.00

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
30 YR FIXED	99.25%
20 YR FIXED	0.75

Total:	100.00%

6. Coupon

Coupon	Percent
5.375	2.55%
5.500	2.05
5.625	5.82
5.750	17.27
5.875	26.16
6.000	9.40
6.125	6.55
6.250	12.22
6.375	6.35
6.500	2.72
6.625	0.80
6.750	2.24
6.875	4.71
7.125	1.15

Total:	100.00%

W.A.: 6.028

Lowest: 5.375

Highest: 7.125

7. Credit Score

Credit Score	Percent
800 - 849	6.07%
750 - 799	30.16
700 - 749	37.54
650 - 699	23.82
600 - 649	1.30
N/A	1.11

Total:	100.00%

W.A.: 735

Lowest: 605

Highest: 807

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Purchase	48.55%
Refinance-Cashout	40.36
Refinance-Rate/Term	11.09

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	66.74%
PUD Detach	19.37
2-Family	5.77
Condo - High	3.61
Condo - Low	3.21
Townhouse	0.74
PUD Attach	0.56

Total:	100.00%

11. Documentation

Documentation	Percent
Standard	46.15%
Stated	44.51
No Ratio	6.41
Rapid	2.93

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	75.49%
Secondary	17.75
Investor	6.76

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	98.22%
RMIC	1.22
GEMIC	0.56

Total:	100.00%

14. State

State	Percent
California	52.47%
Florida	8.85
New York	6.98
Nevada	3.62
New Jersey	3.29
Other	24.78

Total:	100.00%

15. California

California	Percent
Northern	42.62%
Southern	57.38

Total:	100.00%

16. Zip Code

Zip Code	Percent
94303	2.48%
91011	2.20
92807	2.13
33305	1.97
94585	1.94
Other	89.28

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	100.00%

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
240	0.75%
360	99.25

Total:	100.00%

W.A.: 359.1 months

Lowest: 240 months

Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
235 - 240	0.75%
355 - 360	99.25

Total:	100.00%

W.A.: 358.4 months

Lowest: 240 months

Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	34.25%
1 - 6	65.75

Total:	100.00%

W.A.: 0.7 months

Lowest: 0 months

Highest: 2 months

24. OLTV

OLTV	Percent
25.01 - 30.00	0.74%
30.01 - 35.00	1.49
40.01 - 45.00	1.42
45.01 - 50.00	5.09
50.01 - 55.00	4.57
55.01 - 60.00	11.89
60.01 - 65.00	6.51
65.01 - 70.00	10.02
70.01 - 75.00	17.69
75.01 - 80.00	38.81
80.01 - 85.00	1.22
90.01 - 95.00	0.56

Total:	100.00%

W.A.: 69.51%

Lowest: 28.17%

Highest: 95.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
25.01 - 30.00	0.74%
30.01 - 35.00	1.49
40.01 - 45.00	1.42
45.01 - 50.00	5.09
50.01 - 55.00	4.57
55.01 - 60.00	11.89
60.01 - 65.00	6.51
65.01 - 70.00	10.02
70.01 - 75.00	17.69
75.01 - 80.00	38.81
80.01 - 85.00	1.22
90.01 - 95.00	0.56

Total:	100.00%

W.A.: 69.44%

Lowest: 28.14%

Highest: 94.91%

Collateral Summary Report

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BOAA 05-10

15 Yr Fixed Rate Pool

Group 5

Oct 25, 2005 09:24

Selection Criteria: GROUP eq 5; blank REJECTED

1.	General Pool Characteristics
2.	Original Balance
3.	Cut-Off Balance
4.	Index
5.	Product Type
6.	Coupon
7.	Credit Score
8.	Lien Position
9.	Loan Purpose
10.	Property Type
11.	Documentation
12.	Occupancy Status
13.	PMI Providers
14.	State
15.	California
16.	Zip Code
17.	Delinquency*
18.	Times 30 Days DLQ
19.	Convertible Flag
20.	Buydown Agreement
21.	Original Term
22.	Cut-Off Remaining Term
23.	Cutoff Loan Age
24.	OLTV
25.	Cut-Off LTV

1. General Pool Characteristics

Pool Size: $29,114,409.16

Loan Count: 137

Cut-off Date: 2005-10-01

Avg. Loan Balance: $212,513.94

Avg. Orig. Balance: $213,503.83

W.A. FICO: 736

W.A. Orig. LTV: 59.61%

W.A. Cut-Off LTV: 59.34%

W.A. Gross Coupon: 5.3610%

W.A. Net Coupon: 5.1075%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 180 months

W.A. Rem. Term: 179 months

W.A. Age: 1 months

% over 80 COLTV: 1.57%

% over 100 COLTV: 0.00%

% with PMI: 1.80%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 17.25%

W.A. MI Adjusted LTV: 59.06%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 3.42%

% Conforming: 59.01%

2. Original Balance

Original Balance	Percent
<= 50,000	1.79%
50,001 - 100,000	7.92
100,001 - 150,000	12.40
150,001 - 200,000	8.33
200,001 - 250,000	6.73
250,001 - 300,000	5.65
300,001 - 350,000	8.20
350,001 - 400,000	11.45
400,001 - 450,000	4.57
450,001 - 500,000	8.11
500,001 - 550,000	1.82
550,001 - 600,000	1.98
600,001 - 650,000	6.57
650,001 - 700,000	2.39
700,001 - 750,000	2.41
800,001 - 850,000	2.87
950,001 - 1,000,000	6.81

Total:	100.00%

Average: $213,503.83

Lowest: $14,400.00

Highest: $1,000,000.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= 50,000	1.79%
50,001 - 100,000	7.92
100,001 - 150,000	12.40
150,001 - 200,000	8.33
200,001 - 250,000	6.73
250,001 - 300,000	5.65
300,001 - 350,000	8.20
350,001 - 400,000	11.45
400,001 - 450,000	4.57
450,001 - 500,000	8.11
500,001 - 550,000	1.82
550,001 - 600,000	1.98
600,001 - 650,000	6.57
650,001 - 700,000	2.39
700,001 - 750,000	2.41
800,001 - 850,000	2.87
950,001 - 1,000,000	6.81

Total:	100.00%

Average: $212,513.94

Lowest: $14,348.33

Highest: $996,180.01

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
15 YR FIXED	99.93%
13 YR FIXED	0.07

Total:	100.00%

6. Coupon

Coupon	Percent
4.500	0.52%
4.750	4.58
4.875	1.19
5.000	3.04
5.125	5.07
5.250	7.49
5.375	31.27
5.500	46.84

Total:	100.00%

W.A.: 5.361

Lowest: 4.500

Highest: 5.500

7. Credit Score

Credit Score	Percent
800 - 849	6.01%
750 - 799	35.19
700 - 749	34.97
650 - 699	23.84

Total:	100.00%

W.A.: 736

Lowest: 650

Highest: 817

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Purchase	44.73%
Refinance-Cashout	32.76
Refinance-Rate/Term	22.51

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	63.93%
2-Family	8.09
Condo - Low	8.01
PUD Detach	7.41
4-Family	5.63
PUD Attach	3.50
3-Family	2.24
Condo - High	1.19

Total:	100.00%

11. Documentation

Documentation	Percent
Stated	53.84%
Standard	25.95
Reduced	19.48
No Ratio	0.73

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Primary	56.69%
Investor	41.37
Secondary	1.95

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	98.20%
RMIC	0.83
GEMIC	0.61
UGRIC	0.36

Total:	100.00%

14. State

State	Percent
California	40.72%
Florida	8.22
New Jersey	5.69
New York	5.28
Missouri	5.03
Other	35.06

Total:	100.00%

15. California

California	Percent
Northern	18.33%
Southern	81.67

Total:	100.00%

16. Zip Code

Zip Code	Percent
64112	3.42%
90291	3.39
90210	2.87
90640	2.60
02356	2.41
Other	85.31

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	100.00%

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
156	0.07%
180	99.93

Total:	100.00%

W.A.: 180.0 months

Lowest: 156 months

Highest: 180 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
121 - 168	0.07%
169 - 174	0.45
175 - 180	99.48

Total:	100.00%

W.A.: 178.8 months

Lowest: 155 months

Highest: 180 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	25.10%
1 - 6	74.45
7 - 12	0.45

Total:	100.00%

W.A.: 1.1 months

Lowest: 0 months

Highest: 8 months

24. OLTV

OLTV	Percent
<= 20.00	1.27%
20.01 - 25.00	3.82
25.01 - 30.00	2.51
30.01 - 35.00	2.81
35.01 - 40.00	9.07
40.01 - 45.00	5.73
45.01 - 50.00	5.50
50.01 - 55.00	2.72
55.01 - 60.00	7.87
60.01 - 65.00	12.96
65.01 - 70.00	8.93
70.01 - 75.00	19.57
75.01 - 80.00	15.45
80.01 - 85.00	0.23
85.01 - 90.00	0.74
90.01 - 95.00	0.83

Total:	100.00%

W.A.: 59.61%

Lowest: 6.02%

Highest: 95.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	1.27%
20.01 - 25.00	3.82
25.01 - 30.00	2.51
30.01 - 35.00	2.81
35.01 - 40.00	9.07
40.01 - 45.00	5.73
45.01 - 50.00	5.50
50.01 - 55.00	2.72
55.01 - 60.00	8.25
60.01 - 65.00	12.58
65.01 - 70.00	10.63
70.01 - 75.00	18.46
75.01 - 80.00	15.09
85.01 - 90.00	1.19
90.01 - 95.00	0.39

Total:	100.00%

W.A.: 59.34%

Lowest: 6.02%

Highest: 95.00%

Collateral Summary Report

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BOAA 05-10

15 Yr Fixed Rate Pool

Group 6

Oct 25, 2005 09:24

Selection Criteria: GROUP eq 6; blank REJECTED

1.	General Pool Characteristics
2.	Original Balance
3.	Cut-Off Balance
4.	Index
5.	Product Type
6.	Coupon
7.	Credit Score
8.	Lien Position
9.	Loan Purpose
10.	Property Type
11.	Documentation
12.	Occupancy Status
13.	PMI Providers
14.	State
15.	California
16.	Zip Code
17.	Delinquency*
18.	Times 30 Days DLQ
19.	Convertible Flag
20.	Buydown Agreement
21.	Original Term
22.	Cut-Off Remaining Term
23.	Cutoff Loan Age
24.	OLTV
25.	Cut-Off LTV

1. General Pool Characteristics

Pool Size: $35,997,786.42

Loan Count: 316

Cut-off Date: 2005-10-01

Avg. Loan Balance: $113,917.05

Avg. Orig. Balance: $114,203.16

W.A. FICO: 739

W.A. Orig. LTV: 58.52%

W.A. Cut-Off LTV: 58.38%

W.A. Gross Coupon: 5.8652%

W.A. Net Coupon: 5.6117%

W.A. Admin Fee: 0.2535%

W.A. Orig. Term: 180 months

W.A. Rem. Term: 179 months

W.A. Age: 1 months

% over 80 COLTV: 2.17%

% over 100 COLTV: 0.00%

% with PMI: 2.17%

% over 80 with PMI: 100.00%

W.A. MI Coverage: 13.73%

W.A. MI Adjusted LTV: 58.11%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 2.49%

% Conforming: 90.49%

2. Original Balance

Original Balance	Percent
<= 50,000	6.27%
50,001 - 100,000	27.15
100,001 - 150,000	21.81
150,001 - 200,000	7.31
200,001 - 250,000	15.08
250,001 - 300,000	5.35
300,001 - 350,000	5.44
350,001 - 400,000	5.17
400,001 - 450,000	1.25
450,001 - 500,000	1.28
500,001 - 550,000	1.39
850,001 - 900,000	2.49

Total:	100.00%

Average: $114,203.16

Lowest: $15,000.00

Highest: $897,600.00

3. Cut-Off Balance

Cut-Off Balance	Percent
<= 50,000	6.27%
50,001 - 100,000	27.71
100,001 - 150,000	21.25
150,001 - 200,000	7.31
200,001 - 250,000	15.08
250,001 - 300,000	5.35
300,001 - 350,000	5.44
350,001 - 400,000	5.17
400,001 - 450,000	1.25
450,001 - 500,000	1.28
500,001 - 550,000	1.39
850,001 - 900,000	2.49

Total:	100.00%

Average: $113,917.05

Lowest: $14,945.50

Highest: $897,600.00

4. Index

Index	Percent
FIX	100.00%

Total:	100.00%

5. Product Type

Product Type	Percent
15 YR FIXED	99.45%
10 YR FIXED	0.49
12 YR FIXED	0.06

Total:	100.00%

6. Coupon

Coupon	Percent
5.625	14.70%
5.750	27.44
5.875	33.19
6.000	13.89
6.125	3.89
6.250	1.88
6.375	3.51
6.500	1.42
6.750	0.08

Total:	100.00%

W.A.: 5.865

Lowest: 5.625

Highest: 6.750

7. Credit Score

Credit Score	Percent
800 - 849	7.50%
750 - 799	36.01
700 - 749	36.47
650 - 699	16.22
600 - 649	2.64
N/A	1.16

Total:	100.00%

W.A.: 739

Lowest: 601

Highest: 831

8. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Refinance-Cashout	48.16%
Purchase	30.58
Refinance-Rate/Term	21.25

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	66.38%
2-Family	10.05
Condo - Low	6.29
PUD Detach	5.19
4-Family	4.18
3-Family	2.66
Townhouse	2.37
PUD Attach	1.90
Condo - High	0.96

Total:	100.00%

11. Documentation

Documentation	Percent
Reduced	38.84%
Stated	23.31
Standard	22.71
All Ready Home	9.83
Rapid	2.49
No Ratio	2.39
SISA	0.42

Total:	100.00%

12. Occupancy Status

Occupancy Status	Percent
Investor	70.70%
Primary	27.79
Secondary	1.51

Total:	100.00%

13. PMI Providers

PMI Providers	Percent
NONE	97.83%
GEMIC	0.68
RMIC	0.46
UGRIC	0.45
PMIC	0.45
RGIC	0.13

Total:	100.00%

14. State

State	Percent
California	28.36%
Florida	12.48
Texas	7.03
North Carolina	4.51
Massachusetts	4.27
Other	43.34

Total:	100.00%

15. California

California	Percent
Northern	41.39%
Southern	58.61

Total:	100.00%

16. Zip Code

Zip Code	Percent
02462	2.49%
07071	1.71
94010	1.39
20010	1.33
90603	1.28
Other	91.79

Total:	100.00%

17. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ	Percent
0	100.00%

Total:	100.00%

19. Convertible Flag

Convertible Flag	Percent
N	100.00%

Total:	100.00%

20. Buydown Agreement

Buydown Agreement	Percent
N	100.00%

Total:	100.00%

21. Original Term

Original Term	Percent
120	0.49%
144	0.06
180	99.45

Total:	100.00%

W.A.: 179.7 months

Lowest: 120 months

Highest: 180 months

22. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
115 - 120	0.49%
121 - 168	0.06
169 - 174	0.15
175 - 180	99.30

Total:	100.00%

W.A.: 179.0 months

Lowest: 119 months

Highest: 180 months

23. Cutoff Loan Age

Cutoff Loan Age	Percent
0	39.72%
1 - 6	60.13
7 - 12	0.15

Total:	100.00%

W.A.: 0.7 months

Lowest: 0 months

Highest: 9 months

24. OLTV

OLTV	Percent
<= 20.00	3.73%
20.01 - 25.00	3.51
25.01 - 30.00	4.43
30.01 - 35.00	3.90
35.01 - 40.00	4.29
40.01 - 45.00	5.04
45.01 - 50.00	8.12
50.01 - 55.00	7.15
55.01 - 60.00	6.15
60.01 - 65.00	8.43
65.01 - 70.00	12.74
70.01 - 75.00	7.65
75.01 - 80.00	22.69
80.01 - 85.00	0.13
85.01 - 90.00	1.69
90.01 - 95.00	0.35

Total:	100.00%

W.A.: 58.52%

Lowest: 7.28%

Highest: 95.00%

25. Cut-Off LTV

Cut-Off LTV	Percent
<= 20.00	3.73%
20.01 - 25.00	3.51
25.01 - 30.00	4.83
30.01 - 35.00	3.50
35.01 - 40.00	4.29
40.01 - 45.00	5.04
45.01 - 50.00	8.12
50.01 - 55.00	8.27
55.01 - 60.00	5.65
60.01 - 65.00	7.81
65.01 - 70.00	12.74
70.01 - 75.00	7.65
75.01 - 80.00	22.69
80.01 - 85.00	0.13
85.01 - 90.00	1.69
90.01 - 95.00	0.35

Total:	100.00%

W.A.: 58.38%

Lowest: 7.22%

Highest: 95.00%

Collateral Summary Report

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BOAA 05-10

30 YR Fixed Rate Conforming Pool

Group 1

Oct 25, 2005 09:26

Selection Criteria: GROUP eq 1; blank REJECTED

1.	Summary
2.	Cut-Off Balance
3.	Coupon
4.	Credit Score
5.	Original LTV
6.	Combined LTV
7.	Documentation
8.	Loan Purpose
9.	Property Type
10.	Occupancy Status
11.	State
12.	Original Months to Maturity
13.	Cut-Off Age
14.	DTI

1. Summary

Summary	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
Conforming	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Pool Size: $225,051,821.47

Avg. Loan Balance: $162,609.70

W.A. Gross Coupon: 5.8896%

W.A. Net Coupon: 5.6361%

W.A. FICO: 737

W.A. Cut-Off LTV: 73.27%

W.A. Rem. Term: 359 months

Cut-off Date: 2005-10-01

% IO: 0.00%

% CA: 16.98%

2. Cut-Off Balance

Cut-Off Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
1 - 25,000	1	$19,155	0.01%	$19,155	686	65.00%	100.00%	64.93%	0.00%	100.00%	0.00%	34.90%	5.875
25,001 - 50,000	32	1,339,200	0.60	41,850	739	68.21	73.19	68.13	0.00	37.37	34.07	30.46	5.952
50,001 -75,000	108	6,896,925	3.06	63,860	741	74.64	84.66	74.57	0.00	54.31	54.38	34.49	5.891
75,001 - 100,000	191	17,016,543	7.56	89,092	744	71.75	81.34	71.70	0.00	47.05	51.38	33.74	5.894
100,001 - 125,000	225	25,434,984	11.30	113,044	740	74.79	84.89	74.64	0.00	47.95	56.08	36.07	5.915
125,001 -150,000	189	25,939,855	11.53	137,248	734	74.98	84.61	74.91	0.00	48.17	64.42	35.52	5.874
150,001 -175,000	168	27,023,900	12.01	160,857	738	73.58	83.64	73.53	0.00	42.56	55.77	36.21	5.912
175,001 -200,000	118	22,123,845	9.83	187,490	735	72.50	81.89	72.45	0.00	44.32	59.96	37.53	5.894
200,001 -700,000	352	99,257,413	44.10	281,981	737	72.92	79.13	72.85	0.00	35.90	56.10	36.16	5.878

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Lowest: $19,155.45

Highest: $648,920.77

Average: $162,609.70

3. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
4.501 - 5.000	1	$131,338	0.06%	$131,338	701	39.25%	39.25%	39.21%	0.00%	0.00%	0.00%	47.40%	4.875
5.001 - 5.500	94	15,200,870	6.75	161,711	745	68.01	72.20	67.95	0.00	40.32	24.85	36.93	5.419
5.501 - 6.000	1,012	168,214,334	74.74	166,220	737	73.80	82.31	73.73	0.00	40.68	60.19	35.65	5.873
6.001 - 6.500	277	41,505,279	18.44	149,839	737	73.54	81.90	73.49	0.00	46.59	55.23	36.78	6.135

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Lowest: 4.875

Highest: 6.250

W.A.: 5.890

4. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
800 - 849	69	$10,713,636	4.76%	$155,270	807	68.13%	75.24%	67.84%	0.00%	30.24%	38.46%	34.43%	5.872
750 - 799	510	82,425,893	36.63	161,619	773	72.28	80.14	72.23	0.00	41.08	49.19	34.63	5.877
700 - 749	536	86,763,829	38.55	161,873	725	74.81	83.71	74.75	0.00	42.33	64.40	37.58	5.901
650 - 699	236	40,216,253	17.87	170,408	684	73.65	82.01	73.56	0.00	44.99	63.01	35.86	5.902
600 - 649	29	4,420,335	1.96	152,425	639	74.79	76.96	74.75	0.00	36.02	43.65	35.11	5.844
N/A	4	511,874	0.23	127,968	0	68.52	68.52	68.43	0.00	75.50	24.50	18.73	5.703

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Lowest: 621

Highest: 832

W.A.: 737

5. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
5.01 - 10.00	1	$48,949	0.02%	$48,949	655	8.60%	8.60%	8.59%	0.00%	0.00%	0.00%	25.70%	5.750
10.01 - 15.00	2	202,786	0.09	101,393	792	13.09	13.09	13.08	0.00	0.00	49.26	31.13	6.002
15.01 - 20.00	5	437,271	0.19	87,454	757	16.99	22.64	16.98	0.00	17.20	0.00	22.36	5.875
20.01 - 25.00	5	449,761	0.20	89,952	733	24.07	24.07	24.06	0.00	0.00	33.35	32.51	5.823
25.01 - 30.00	13	2,312,010	1.03	177,847	761	27.96	29.74	27.94	0.00	33.63	10.15	30.61	5.985
30.01 - 35.00	16	2,190,807	0.97	136,925	752	33.07	35.81	33.05	0.00	62.16	0.00	38.70	5.916
35.01 - 40.00	21	3,323,068	1.48	158,241	753	37.76	38.72	37.73	0.00	19.89	29.09	34.74	5.753
40.01 - 45.00	32	5,103,339	2.27	159,479	751	42.62	44.81	42.59	0.00	26.01	25.76	34.03	5.896
45.01 - 50.00	27	4,045,153	1.80	149,820	742	48.14	54.43	48.11	0.00	14.65	9.14	35.90	5.734
50.01 - 55.00	27	4,793,627	2.13	177,542	743	52.73	54.67	52.69	0.00	32.57	10.36	36.28	5.885
55.01 - 60.00	45	8,426,728	3.74	187,261	734	57.84	59.33	57.79	0.00	30.18	27.09	35.85	5.883
60.01 - 65.00	47	8,252,159	3.67	175,578	736	62.50	66.98	62.44	0.00	22.93	32.87	37.61	5.890
65.01 - 70.00	123	23,987,864	10.66	195,023	723	68.50	69.75	68.45	0.00	41.52	19.37	37.53	5.847
70.01 - 75.00	119	22,106,834	9.82	185,772	746	73.81	75.33	73.76	0.00	27.43	25.87	34.17	5.864
75.01 - 80.00	810	125,980,407	55.98	155,531	739	79.79	93.03	79.71	0.00	50.69	78.20	36.15	5.909
80.01 - 85.00	13	1,654,229	0.74	127,248	706	82.93	82.93	82.88	0.00	0.00	89.67	33.69	5.781
85.01 - 90.00	39	6,056,001	2.69	155,282	727	89.63	89.63	89.57	0.00	15.18	56.89	35.79	5.944
90.01 - 95.00	22	3,378,072	1.50	153,549	720	93.70	93.70	93.63	0.00	0.00	94.91	34.03	5.809
95.01 - 100.00	11	1,553,363	0.69	141,215	704	98.08	98.08	97.92	0.00	100.00	100.00	37.90	5.930
>= 100.01	6	749,392	0.33	124,899	747	102.99	102.99	102.95	0.00	100.00	100.00	34.57	6.026

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Lowest: 8.60%

Highest: 103.00%

W.A.: 73.34%

6. Combined LTV

Combined LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
5.01 - 10.00	1	$48,949	0.02%	$48,949	655	8.60%	8.60%	8.59%	0.00%	0.00%	0.00%	25.70%	5.750
10.01 - 15.00	2	202,786	0.09	101,393	792	13.09	13.09	13.08	0.00	0.00	49.26	31.13	6.002
15.01 - 20.00	3	248,197	0.11	82,732	793	17.43	17.43	17.43	0.00	0.00	0.00	14.07	5.875
20.01 - 25.00	5	449,761	0.20	89,952	733	24.07	24.07	24.06	0.00	0.00	33.35	32.51	5.823
25.01 - 30.00	12	2,010,447	0.89	167,537	760	27.50	27.88	27.47	0.00	33.63	11.68	33.79	5.968
30.01 - 35.00	15	1,975,828	0.88	131,722	739	31.68	33.11	31.67	0.00	63.02	0.00	34.97	5.952
35.01 - 40.00	20	3,256,742	1.45	162,837	753	37.71	37.71	37.69	0.00	20.29	27.65	34.92	5.761
40.01 - 45.00	32	5,114,344	2.27	159,823	752	41.56	42.92	41.53	0.00	26.81	25.70	34.23	5.880
45.01 - 50.00	20	3,004,726	1.34	150,236	748	47.66	48.33	47.63	0.00	19.72	12.30	38.35	5.753
50.01 - 55.00	26	4,706,091	2.09	181,004	750	51.58	52.64	51.54	0.00	38.49	6.16	35.41	5.900
55.01 - 60.00	44	8,250,154	3.67	187,504	733	57.34	57.78	57.28	0.00	30.83	25.68	35.47	5.865
60.01 - 65.00	36	6,572,390	2.92	182,566	733	62.58	62.58	62.52	0.00	25.26	27.75	39.19	5.903
65.01 - 70.00	116	22,414,881	9.96	193,232	723	68.21	68.48	68.16	0.00	43.42	19.09	36.79	5.846
70.01 - 75.00	115	20,737,664	9.21	180,328	746	73.16	73.76	73.11	0.00	22.88	24.61	34.37	5.864
75.01 - 80.00	241	41,285,799	18.35	171,310	743	78.50	79.54	78.38	0.00	16.21	34.88	35.04	5.902
80.01 - 85.00	25	4,046,785	1.80	161,871	710	76.39	83.21	76.34	0.00	0.00	69.60	39.23	5.860
85.01 - 90.00	76	13,162,593	5.85	173,192	730	82.71	89.54	82.65	0.00	17.01	59.28	35.49	5.929
90.01 - 95.00	26	4,435,530	1.97	170,597	727	90.20	93.76	90.14	0.00	6.76	88.12	31.56	5.787
95.01 - 100.00	563	82,378,762	36.60	146,321	737	80.14	99.89	80.07	0.00	71.48	99.03	36.79	5.909
100.01 >=	6	749,392	0.33	124,899	747	102.99	102.99	102.95	0.00	100.00	100.00	34.57	6.026

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Lowest: 8.60%

Highest: 103.00%

W.A.: 81.53%

7. Documentation

Documentation	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
Standard	609	$93,899,021	41.72%	$154,186	736	75.30%	87.90%	75.23%	0.00%	100.00%	63.75%	37.39%	5.891
Reduced	508	79,051,932	35.13	155,614	744	70.47	77.63	70.38	0.00	0.00	28.90	37.07	5.886
Stated	208	42,510,434	18.89	204,377	730	73.15	74.96	73.09	0.00	0.00	87.22	34.24	5.902
No Ratio	44	7,832,720	3.48	178,016	727	80.87	80.87	80.81	0.00	0.00	94.70	16.64	5.834
Rapid	12	1,430,520	0.64	119,210	751	73.80	83.57	73.74	0.00	0.00	52.04	39.80	5.934
SISA	2	173,568	0.08	86,784	772	52.15	52.15	52.14	0.00	0.00	0.00	34.34	5.942
All Ready Home	1	153,627	0.07	153,627	665	47.46	58.26	47.42	0.00	0.00	0.00	0.00	6.125

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

8. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
Purchase	966	$149,530,287	66.44%	$154,793	742	77.54%	88.98%	77.46%	0.00%	48.92%	67.90%	35.73%	5.901
Refinance-Cashout	282	55,109,315	24.49	195,423	731	64.24	65.61	64.19	0.00	29.38	32.40	36.52	5.872
Refinance-Rate/Term	136	20,412,219	9.07	150,090	723	67.14	69.92	67.09	0.00	22.36	41.89	35.98	5.856

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

9. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
SFR	887	$133,935,032	59.51%	$150,998	736	74.23%	83.17%	74.15%	0.00%	38.77%	65.00%	35.71%	5.885
PUD Detach	175	32,177,190	14.30	183,870	736	77.28	90.43	77.22	0.00	48.61	78.23	36.19	5.898
Condo - Low	118	19,168,602	8.52	162,446	750	71.61	77.91	71.55	0.00	42.52	36.20	35.93	5.861
2-Family	77	14,573,342	6.48	189,264	743	69.61	71.60	69.55	0.00	27.15	17.06	36.16	5.921
4-Family	25	7,027,402	3.12	281,096	723	65.78	65.78	65.72	0.00	84.01	0.00	38.12	5.919
PUD Attach	35	5,834,498	2.59	166,700	743	72.26	78.10	72.21	0.00	35.10	62.17	32.04	5.933
3-Family	19	4,921,298	2.19	259,016	729	59.02	59.89	58.97	0.00	87.15	0.00	41.15	5.875
Condo - High	29	4,567,345	2.03	157,495	748	68.58	72.51	68.54	0.00	15.57	30.21	38.57	5.868
Townhouse	17	2,474,362	1.10	145,551	750	71.04	77.88	70.99	0.00	36.19	51.77	32.66	5.943
Condotel	2	372,750	0.17	186,375	749	70.00	70.00	70.00	0.00	100.00	0.00	35.03	5.990

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

10. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
Primary	782	$127,943,181	56.85%	$163,610	733	78.23%	91.48%	78.17%	0.00%	46.79%	100.00%	34.87%	5.899
Investor	580	94,407,497	41.95	162,772	743	66.62	68.02	66.55	0.00	34.56	0.00	37.59	5.876
Secondary	22	2,701,144	1.20	122,779	758	76.52	82.54	76.46	0.00	52.17	0.00	29.39	5.943

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

11. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
California	165	$38,206,017	16.98%	$231,552	743	60.15%	63.66%	60.10%	0.00%	32.44%	30.33%	36.25%	5.860
Florida	159	26,835,346	11.92	168,776	737	73.81	80.76	73.75	0.00	38.23	51.43	35.81	5.916
Texas	190	25,901,602	11.51	136,324	740	79.52	94.61	79.45	0.00	52.33	79.78	36.43	5.857
North Carolina	93	12,271,737	5.45	131,954	732	77.68	90.02	77.62	0.00	56.86	69.14	33.31	5.881
South Carolina	83	10,297,721	4.58	124,069	739	76.29	87.25	76.23	0.00	58.92	64.22	33.81	5.866
Other	694	111,539,398	49.56	160,720	736	75.57	83.33	75.48	0.00	40.03	59.88	36.26	5.904

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

12. Original Months to Maturity

Original Months to Maturity	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
235 - 240	7	$1,158,041	0.51%	$165,434	745	76.31%	81.99%	76.21%	0.00%	0.00%	73.26%	31.17%	5.832
295 - 300	6	624,538	0.28	104,090	715	67.97	67.97	64.21	0.00	13.50	20.08	31.66	5.929
355 - 360	1,371	223,269,242	99.21	162,851	737	73.34	81.56	73.28	0.00	42.02	56.87	35.99	5.890

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Lowest: 240 months

Highest: 360 months

W.A.: 359.2 months

13. Cut-Off Age

Cut-Off Age	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
0	485	$77,986,215	34.65%	$160,796	737	73.17%	81.08%	73.15%	0.00%	41.94%	57.16%	35.70%	5.906
1	866	142,456,057	63.30	164,499	738	73.26	81.56	73.16	0.00	42.07	55.74	36.09	5.882
2	30	4,164,440	1.85	138,815	723	79.88	88.73	79.70	0.00	29.14	84.46	35.99	5.859
3	3	445,109	0.20	148,370	728	68.84	83.20	68.60	0.00	11.29	100.00	32.91	5.696

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Lowest: 0.00

Highest: 3.00

W.A.: 0.68

14. DTI

DTI	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	Avg Current Balance	W.A. FICO Score	W.A. Original LTV	W.A. Combined LTV	W.A. Current LTV	Percent IO	Percent Full Documentation	Percent Primary Occupancy	W.A. DTI	W.A. Gross Coupon
<= 0.00	19	$3,808,565	1.69%	$200,451	733	71.07%	71.50%	71.02%	0.00%	0.00%	95.97%	0.00%	5.879
0.01 - 5.00	6	1,024,304	0.46	170,717	740	48.83	48.83	48.71	0.00	35.08	0.00	3.29	5.891
5.01 - 10.00	12	2,171,335	0.96	180,945	755	71.52	77.39	71.49	0.00	5.48	4.61	8.16	5.931
10.01 - 15.00	21	3,269,526	1.45	155,692	746	66.66	69.32	66.60	0.00	25.74	41.43	12.78	5.946
15.01 - 20.00	49	6,788,404	3.02	138,539	749	71.20	77.36	70.81	0.00	28.78	55.65	17.54	5.875
20.01 - 25.00	97	12,456,032	5.53	128,413	748	72.88	78.83	72.81	0.00	30.03	52.00	22.65	5.876
25.01 - 30.00	176	27,549,557	12.24	156,532	740	71.22	79.23	71.17	0.00	39.58	55.75	27.51	5.898
30.01 - 35.00	247	41,003,614	18.22	166,007	740	75.50	85.05	75.44	0.00	41.33	69.57	32.71	5.886
35.01 - 40.00	255	41,871,103	18.61	164,200	731	75.45	85.38	75.38	0.00	48.60	65.44	37.75	5.899
40.01 - 45.00	278	46,515,074	20.67	167,320	736	75.72	86.78	75.65	0.00	53.04	64.24	42.51	5.880
45.01 - 50.00	121	21,621,745	9.61	178,692	736	69.13	73.29	69.07	0.00	39.52	34.21	47.26	5.869
50.01 - 55.00	54	9,075,435	4.03	168,064	732	69.91	74.13	69.86	0.00	36.22	24.81	52.58	5.920
55.01 - 60.00	33	5,269,767	2.34	159,690	740	71.10	76.42	71.06	0.00	24.43	33.52	57.37	5.893
60.01 - 65.00	10	1,714,199	0.76	171,420	736	69.85	72.53	69.80	0.00	36.96	0.00	61.55	5.956
65.01 - 70.00	5	751,874	0.33	150,375	698	59.93	59.93	59.87	0.00	13.30	0.00	67.29	5.911
70.01 or greater	1	161,287	0.07	161,287	686	80.00	80.00	79.92	0.00	100.00	0.00	70.10	6.250

Total:	1,384	$225,051,821	100.00%	$162,610	737	73.34%	81.53%	73.27%	0.00%	41.72%	56.85%	35.95%	5.890

Lowest: 0.000

Highest: 70.100

W.A.: 35.948

Collateral Summary Report

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and

Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BOAA 05-10

30 Yr Conforming Fixed Rate Pool

Group 1

1,384 records

Balance: 225,051,821

Selection Criteria: GROUP eq 1; blank REJECTED

1.	Original Balance
2.	Coupon
3.	Credit Score
4.	Index
5.	Loan Purpose
6.	Property Type
7.	Occupancy Status
8.	State
9.	County Distribution
10.	Original LTV
11.	Original Term

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
1 - 100,000	332	$25,271,824	11.23%	72.35%	2.06%	103.00%	743	632	48.56%	51.24%	13.15%	81.68%	$76,178	1
100,001 - 200,000	700	100,522,584	44.67	74.01	1.51	103.00	737	621	45.76	59.00	19.98	81.60	143,770	1
200,001 - 300,000	232	56,146,062	24.95	73.72	1.51	103.00	735	631	36.01	60.20	26.70	75.59	242,206	1
300,001 - 400,000	103	34,648,412	15.40	72.04	0.98	95.00	740	636	29.64	59.22	36.05	72.03	336,742	1
400,001 - 500,000	9	3,939,395	1.75	68.60	2.65	89.89	746	677	44.04	21.38	33.39	34.58	437,961	1
500,001 - 600,000	7	3,874,623	1.72	73.99	3.22	90.00	730	693	71.12	13.41	58.31	13.41	554,116	1
600,001 - 700,000	1	648,921	0.29	70.00	0.00	70.00	655	655	100.00	0.00	100.00	0.00	649,599	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

Average: $162,772.22

Lowest: $19,175.00

Highest: $649,599.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
4.501 - 5.000	1	$131,338	0.06%	39.25%	0.00%	39.25%	701	701	0.00%	0.00%	0.00%	100.00%	$131,500	1
5.001 - 5.500	94	15,200,870	6.75	68.01	1.59	100.00	745	632	40.32	24.85	35.76	70.88	161,862	1
5.501 - 6.000	1,012	168,214,334	74.74	73.80	1.35	103.00	737	621	40.68	60.19	23.55	76.60	166,399	1
6.001 - 6.500	277	41,505,279	18.44	73.54	2.26	103.00	737	628	46.59	55.23	24.23	77.54	149,944	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

W.A.: 5.890

Lowest: 4.875

Highest: 6.250

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	69	$10,713,636	4.76%	68.13%	0.41%	92.11%	807	800	30.24%	38.46%	25.67%	67.57%	$156,017	1
750 - 799	510	82,425,893	36.63	72.28	1.10	103.00	773	750	41.08	49.19	20.51	73.86	161,737	1
700 - 749	536	86,763,829	38.55	74.81	1.71	103.00	725	700	42.33	64.40	24.44	78.48	161,994	1
650 - 699	236	40,216,253	17.87	73.65	1.53	97.00	684	650	44.99	63.01	30.33	78.73	170,600	1
600 - 649	29	4,420,335	1.96	74.79	9.12	95.00	639	621	36.02	43.65	43.44	80.68	152,510	1
N/A	4	511,874	0.23	68.52	0.00	80.00	0	0	75.50	24.50	24.50	100.00	128,200	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

W.A.: 737

Lowest: 621

Highest: 832

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Purchase	966	$149,530,287	66.44%	77.54%	1.93%	103.00%	742	633	48.92%	67.90%	0.00%	79.62%	$154,970	1
Refinance-Cashout	282	55,109,315	24.49	64.24	0.10	90.00	731	621	29.38	32.40	100.00	68.69	195,563	1
Refinance-Rate/Term	136	20,412,219	9.07	67.14	2.53	94.27	723	628	22.36	41.89	0.00	73.64	150,201	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	887	$133,935,032	59.51%	74.23%	1.64%	103.00%	736	621	38.77%	65.00%	25.17%	100.00%	$151,169	1
PUD Detach	175	32,177,190	14.30	77.28	1.19	103.00	736	628	48.61	78.23	7.35	100.00	184,013	1
Condo - Low	118	19,168,602	8.52	71.61	1.84	103.00	750	639	42.52	36.20	16.62	0.00	162,579	1
2-Family	77	14,573,342	6.48	69.61	1.52	90.00	743	655	27.15	17.06	39.70	0.00	189,442	1
4-Family	25	7,027,402	3.12	65.78	0.00	75.00	723	628	84.01	0.00	40.07	0.00	281,336	1
PUD Attach	35	5,834,498	2.59	72.26	2.06	103.00	743	671	35.10	62.17	30.51	100.00	166,810	1
3-Family	19	4,921,298	2.19	59.02	2.54	90.00	729	636	87.15	0.00	74.65	0.00	259,215	1
Condo -High	29	4,567,345	2.03	68.58	0.59	90.00	748	662	15.57	30.21	26.52	0.00	157,598	1
Townhouse	17	2,474,362	1.10	71.04	1.08	90.00	750	691	36.19	51.77	23.49	0.00	145,658	1
Condotel	2	372,750	0.17	70.00	0.00	70.00	749	706	100.00	0.00	0.00	0.00	186,375	0

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Primary	782	$127,943,181	56.85%	78.23%	2.14%	103.00%	733	634	46.79%	100.00%	13.96%	90.55%	$163,752	1
Investor	580	94,407,497	41.95	66.62	0.69	93.60	743	621	34.56	0.00	39.21	57.54	162,964	1
Secondary	22	2,701,144	1.20	76.52	2.54	95.00	758	658	52.17	0.00	8.82	65.48	122,867	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
California	165	$38,206,017	16.98%	60.15%	0.00%	80.00%	743	641	32.44%	30.33%	53.86%	63.88%	$231,723	1
Florida	159	26,835,346	11.92	73.81	1.23	95.00	737	627	38.23	51.43	27.16	72.59	168,913	1
Texas	190	25,901,602	11.51	79.52	1.30	97.00	740	640	52.33	79.78	1.17	87.97	136,437	1
North Carolina	93	12,271,737	5.45	77.68	2.44	95.00	732	636	56.86	69.14	6.17	95.82	132,061	1
South Carolina	83	10,297,721	4.58	76.29	1.70	103.00	739	633	58.92	64.22	14.32	83.44	124,161	1
Maryland	42	7,831,273	3.48	76.04	1.86	103.00	744	621	43.51	68.06	19.55	85.37	186,602	1
Virginia	42	7,302,391	3.24	72.11	1.20	95.00	728	670	40.39	50.25	31.56	92.83	173,995	1
Georgia	53	6,940,690	3.08	78.06	1.39	94.53	743	641	49.62	71.61	15.77	90.68	131,806	1
Washington	37	6,480,271	2.88	76.33	0.96	94.29	743	631	40.06	59.00	20.79	75.72	175,315	1
Illinois	37	6,079,250	2.70	76.80	0.81	97.00	728	654	28.17	67.61	20.30	64.82	164,436	1
Missouri	45	6,048,729	2.69	81.46	6.01	97.00	734	646	38.41	84.72	10.05	90.78	134,518	1
Hawaii	23	5,425,982	2.41	68.93	0.00	80.00	756	655	2.39	21.91	40.94	58.93	236,030	0
Colorado	29	5,347,186	2.38	74.75	2.08	100.00	728	645	37.89	64.14	18.65	81.74	184,522	1
Massachusetts	19	4,735,439	2.10	78.15	6.19	97.00	744	639	43.86	54.78	23.66	46.38	249,408	1
New Jersey	18	4,715,792	2.10	71.47	0.93	90.00	726	679	32.67	61.06	46.69	47.15	262,907	1
Oregon	30	4,670,933	2.08	73.05	1.15	90.00	745	640	51.03	31.91	32.37	84.89	155,812	1
Arizona	29	4,337,859	1.93	69.17	0.00	80.00	738	628	30.89	26.38	20.23	80.55	149,663	1
New York	24	4,215,468	1.87	74.49	3.50	95.00	721	643	28.66	70.77	24.88	65.78	175,758	1
Tennessee	33	3,687,393	1.64	79.82	2.81	97.00	741	638	51.02	65.50	7.38	89.94	111,811	1
Pennsylvania	18	2,681,201	1.19	77.83	0.94	102.93	728	642	48.65	70.48	36.01	85.98	149,035	1
Other	215	31,039,539	13.79	76.40	2.37	103.00	733	628	46.15	63.62	17.31	74.06	144,485	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
LOS ANGELES, CA	36	$8,502,458	3.78%	58.19%	0.00%	80.00%	734	641	27.74%	30.64%	60.69%	57.41%	$236,345	1
SAN DIEGO, CA	17	4,174,735	1.86	59.77	0.00	80.00	762	701	25.71	23.50	39.52	73.98	245,822	1
HARRIS, TX	28	3,986,361	1.77	79.48	0.59	90.00	731	681	75.32	92.49	0.00	81.02	142,523	1
HONOLULU, HI	16	3,767,216	1.67	67.01	0.00	80.00	754	655	0.00	17.77	35.98	44.43	235,575	0
ORANGE, CA	11	3,437,280	1.53	52.28	0.00	76.68	743	655	53.12	0.00	60.44	2.91	312,723	1
DALLAS, TX	23	3,267,132	1.45	79.88	2.09	97.00	745	699	53.56	94.41	2.42	87.46	142,152	1
MARICOPA, AZ	22	3,188,943	1.42	69.29	0.00	80.00	736	628	23.12	27.44	17.55	89.20	145,038	1
TRAVIS, TX	18	2,920,543	1.30	79.28	0.00	80.00	748	702	30.55	33.97	0.00	55.15	162,362	1
COOK, IL	15	2,863,849	1.27	74.93	0.00	80.00	729	666	30.19	56.56	24.00	39.96	191,082	1
DADE, FL	16	2,775,150	1.23	70.64	0.64	82.22	747	632	7.85	34.13	29.31	39.68	173,576	1
Other	1,182	186,168,156	82.72	74.60	1.80	103.00	736	621	43.60	60.42	22.95	80.26	157,668	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
5.01 - 10.00	1	$48,949	0.02%	8.60%	0.00%	8.60%	655	655	0.00%	0.00%	0.00%	100.00%	$49,000	1
10.01 - 15.00	2	202,786	0.09	13.09	0.00	14.39	792	791	0.00	49.26	50.74	100.00	101,500	1
15.01 - 20.00	5	437,271	0.19	16.99	0.00	19.83	757	672	17.20	0.00	22.87	50.86	87,493	0
20.01 - 25.00	5	449,761	0.20	24.07	0.00	25.00	733	692	0.00	33.35	54.85	100.00	90,014	1
25.01 - 30.00	13	2,312,010	1.03	27.96	0.00	29.76	761	684	33.63	10.15	61.57	24.88	177,996	1
30.01 - 35.00	16	2,190,807	0.97	33.07	0.00	34.68	752	633	62.16	0.00	67.66	44.81	137,003	1
35.01 - 40.00	21	3,323,068	1.48	37.76	0.00	40.00	753	656	19.89	29.09	46.44	62.26	158,356	1
40.01 - 45.00	32	5,103,339	2.27	42.62	0.00	44.52	751	683	26.01	25.76	53.42	76.98	159,592	1
45.01 - 50.00	27	4,045,153	1.80	48.14	0.00	50.00	742	628	14.65	9.14	44.91	66.79	149,916	1
50.01 - 55.00	27	4,793,627	2.13	52.73	0.00	54.88	743	656	32.57	10.36	55.78	55.41	177,688	1
55.01 - 60.00	45	8,426,728	3.74	57.84	0.00	60.00	734	656	30.18	27.09	52.15	65.79	187,432	1
60.01 - 65.00	47	8,252,159	3.67	62.50	0.00	65.00	736	621	22.93	32.87	42.30	72.14	175,753	1
65.01 - 70.00	123	23,987,864	10.66	68.50	0.00	70.00	723	631	41.52	19.37	64.78	58.85	195,154	1
70.01 - 75.00	119	22,106,834	9.82	73.81	0.00	75.00	746	642	27.43	25.87	39.32	63.23	185,894	1
75.01 - 80.00	810	125,980,407	55.98	79.79	0.00	80.00	739	634	50.69	78.20	8.33	85.86	155,718	1
80.01 - 85.00	13	1,654,229	0.74	82.93	12.00	85.00	706	640	0.00	89.67	18.82	72.29	127,331	1
85.01 - 90.00	39	6,056,001	2.69	89.63	25.00	90.00	727	636	15.18	56.89	1.20	71.89	155,390	1
90.01 - 95.00	22	3,378,072	1.50	93.70	29.28	95.00	720	636	0.00	94.91	0.00	82.57	153,663	1
95.01 - 100.00	11	1,553,363	0.69	98.08	31.81	100.00	704	655	100.00	100.00	0.00	93.64	141,454	1
>= 100.01	6	749,392	0.33	102.99	35.00	103.00	747	718	100.00	100.00	0.00	75.26	124,955	0

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

W.A.: 73.34%

Lowest: 8.60%

Highest: 103.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
235 - 240	7	$1,158,041	0.51%	76.31%	2.79%	94.27%	745	699	0.00%	73.26%	25.85%	45.24%	$165,659	1
295 - 300	6	624,538	0.28	67.97	0.00	80.00	715	644	13.50	20.08	57.07	100.00	110,908	1
355 - 360	1,371	223,269,242	99.21	73.34	1.53	103.00	737	621	42.02	56.87	24.39	76.50	162,984	1

Total:	1,384	$225,051,821	100.00%	73.34%	1.54%	103.00%	737	621	41.72%	56.85%	24.49%	76.40%	$162,772	1

W.A.: 359.2 months

Lowest: 240 months

Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BOAA 05-10

30 Yr Conforming Fixed Rate Pool

Group 2

767 records

Balance: 95,879,988

Selection Criteria: GROUP eq 2; blank REJECTED

1.	Original Balance
2.	Coupon
3.	Credit Score
4.	Index
5.	Loan Purpose
6.	Property Type
7.	Occupancy Status
8.	State
9.	County Distribution
10.	Original LTV
11.	Original Term

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
1 -100,000	364	$23,366,295	24.37%	71.12%	4.62%	95.00%	735	607	17.41%	0.00%	28.94%	76.57%	$64,235	1
100,001 - 200,000	296	41,998,314	43.80	71.42	2.54	90.00	736	612	20.81	0.00	37.64	71.97	142,002	1
200,001 - 300,000	66	16,000,918	16.69	74.52	3.35	90.00	741	623	29.54	0.00	27.88	57.28	242,566	1
300,001 - 400,000	37	12,549,488	13.09	68.51	1.41	90.00	742	641	32.78	0.00	49.92	58.81	339,354	1
400,001 - 500,000	3	1,439,974	1.50	68.58	0.00	78.70	734	733	68.06	0.00	68.06	0.00	480,133	0
500,001 - 600,000	1	525,000	0.55	66.88	0.00	66.88	733	733	100.00	0.00	100.00	0.00	525,000	0

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

Average: $125,091.39

Lowest: $20,000.00

Highest: $525,000.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
6.001 - 6.500	573	$72,954,489	76.09%	69.47%	2.56%	95.00%	739	607	25.76%	0.00%	37.17%	66.44%	$127,414	1
6.501 - 7.000	188	21,499,130	22.42	78.22	4.60	90.00	734	618	19.16	0.00	34.07	68.68	114,418	1
7.001 - 7.500	6	1,426,369	1.49	68.19	0.00	79.47	725	681	17.12	0.00	25.52	100.00	237,744	0

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

W.A.: 6.448

Lowest: 6.250

Highest: 7.250

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	38	$5,264,143	5.49%	56.09%	0.48%	90.00%	807	800	21.32%	0.00%	33.04%	69.20%	$138,588	0
750 - 799	291	36,255,540	37.81	72.89	3.71	90.00	774	750	20.09	0.00	30.53	66.41	124,681	1
700 - 749	269	35,123,461	36.63	72.65	3.64	90.00	725	700	21.04	0.00	34.62	64.78	130,661	1
650 - 699	131	15,008,104	15.65	71.51	1.24	95.00	679	650	35.52	0.00	44.49	73.27	114,640	1
600 - 649	33	3,493,892	3.64	66.17	0.70	90.00	633	607	36.95	0.00	75.14	70.46	105,936	1
N/A	5	734,849	0.77	72.11	0.00	80.00	0	0	100.00	0.00	72.24	100.00	147,039	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

W.A.: 738

Lowest: 607

Highest: 821

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Purchase	407	$49,273,134	51.39%	79.42%	5.59%	95.00%	742	625	22.81%	0.00%	0.00%	69.77%	$121,163	1
Refinance-Cashout	248	34,802,829	36.30	64.70	0.10	85.00	729	607	31.40	0.00	100.00	63.33	140,399	0
Refinance-Rate/Term	112	11,804,026	12.31	57.80	0.58	90.00	744	640	8.34	0.00	0.00	69.88	105,474	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	493	$56,789,375	59.23%	71.23%	3.26%	95.00%	737	609	18.83%	0.00%	35.75%	100.00%	$115,276	1
Condo - Low	93	12,105,459	12.63	73.92	3.86	90.00	742	645	24.11	0.00	29.10	0.00	130,238	1
2-Family	78	11,570,576	12.07	70.98	1.77	90.00	741	609	27.61	0.00	45.54	0.00	148,437	1
PUD Detach	38	5,088,707	5.31	72.68	1.32	90.00	724	623	7.23	0.00	25.75	100.00	133,991	1
4-Family	11	3,433,089	3.58	62.86	0.00	80.00	744	643	86.41	0.00	67.60	0.00	312,214	0
PUD Attach	22	2,787,371	2.91	75.21	5.69	90.00	722	646	26.95	0.00	15.41	100.00	126,771	1
3-Family	8	1,423,431	1.48	57.60	0.00	75.00	748	607	65.61	0.00	67.84	0.00	178,055	1
Townhouse	16	1,386,293	1.45	79.36	7.71	90.00	735	629	44.66	0.00	17.07	0.00	86,720	1
Condo - High	6	966,586	1.01	76.59	0.00	80.00	733	683	39.30	0.00	46.23	0.00	161,212	1
Condotel	2	329,101	0.34	74.32	0.00	80.00	714	710	100.00	0.00	0.00	0.00	164,707	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Investor	737	$91,187,395	95.11%	71.26%	3.10%	90.00%	738	607	22.61%	0.00%	36.93%	67.44%	$123,813	1
Secondary	30	4,692,593	4.89	74.48	0.63	95.00	729	655	54.09	0.00	24.07	67.51	156,494	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
California	100	$22,029,135	22.98%	60.87%	0.84%	90.00%	739	625	32.74%	0.00%	56.93%	68.15%	$220,405	1
Florida	161	21,368,193	22.29	75.79	3.95	90.00	728	612	18.66	0.00	25.75	66.88	132,792	1
Arizona	44	5,232,041	5.46	74.93	2.14	90.00	739	667	15.14	0.00	32.10	72.13	119,094	1
Texas	41	4,600,925	4.80	78.90	3.50	90.00	735	630	27.42	0.00	23.50	65.56	112,427	0
Maryland	46	3,598,201	3.75	73.42	2.05	90.00	727	629	31.29	0.00	39.84	76.75	78,266	1
North Carolina	39	3,387,406	3.53	75.68	5.14	90.00	740	618	11.65	0.00	24.25	83.27	86,901	1
New Jersey	12	2,341,250	2.44	67.04	1.42	90.00	741	659	11.95	0.00	19.24	56.42	195,163	0
South Carolina	20	2,309,943	2.41	78.13	4.39	90.00	728	645	30.60	0.00	35.18	54.89	115,553	1
Missouri	28	2,303,787	2.40	74.77	4.04	90.00	711	625	28.17	0.00	48.07	75.29	82,336	1
Massachusetts	11	2,295,932	2.39	72.06	2.20	90.00	741	607	48.44	0.00	55.52	8.82	208,870	1
Georgia	23	2,295,212	2.39	75.96	1.37	90.00	751	655	15.60	0.00	23.05	81.82	99,853	1
Washington	19	2,271,573	2.37	66.14	0.64	90.00	750	675	16.67	0.00	47.06	81.35	119,634	1
Virginia	23	2,253,969	2.35	73.47	7.40	90.00	741	646	34.77	0.00	30.19	90.84	98,044	1
Illinois	17	1,937,414	2.02	71.89	4.63	89.75	756	659	23.47	0.00	33.91	63.33	114,046	1
Colorado	15	1,782,489	1.86	68.91	0.00	80.00	768	662	9.10	0.00	20.29	89.85	118,904	1
Oregon	13	1,607,863	1.68	75.99	3.05	90.00	749	690	12.18	0.00	35.13	73.00	123,836	1
Nevada	14	1,590,942	1.66	65.37	2.30	90.00	756	684	23.50	0.00	43.35	53.69	113,700	1
New Mexico	15	1,363,477	1.42	81.49	7.06	90.00	752	723	37.85	0.00	10.23	84.25	90,959	1
Tennessee	20	1,296,485	1.35	81.21	12.13	90.00	737	647	0.00	0.00	22.20	64.12	64,868	1
Pennsylvania	13	1,039,287	1.08	73.65	3.16	90.00	753	629	30.76	0.00	17.85	74.69	80,011	1
Other	93	8,974,465	9.36	74.06	3.96	95.00	741	609	23.28	0.00	32.69	56.57	96,554	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
LOS ANGELES, CA	17	$4,277,200	4.46%	57.25%	0.00%	80.00%	749	674	30.77%	0.00%	42.83%	38.79%	$251,777	1
DADE, FL	21	2,995,976	3.12	79.15	4.80	90.00	733	674	26.95	0.00	18.37	17.12	142,728	0
MARICOPA, AZ	22	2,818,584	2.94	76.70	2.92	90.00	737	667	14.28	0.00	11.91	68.48	128,426	1
ORANGE, CA	7	2,431,900	2.54	65.47	0.00	80.00	724	667	71.29	0.00	71.29	28.71	347,537	0
SAN BERNARDINO, CA	12	2,310,332	2.41	61.93	0.00	76.21	743	679	34.97	0.00	66.86	73.95	192,653	1
BROWARD, FL	14	1,918,490	2.00	74.45	4.77	90.00	707	656	17.72	0.00	43.45	40.49	137,082	0
HILLSBOROUGH, FL	13	1,911,053	1.99	77.55	2.68	90.00	729	662	0.00	0.00	16.58	67.68	147,082	1
SAN DIEGO, CA	10	1,892,264	1.97	62.89	0.00	80.00	702	634	19.81	0.00	53.76	61.40	189,351	1
ALAMEDA, CA	6	1,889,300	1.97	39.83	0.00	50.73	764	625	19.11	0.00	100.00	80.89	315,030	0
BALTIMORE, MD	33	1,678,921	1.75	73.74	2.20	90.00	716	629	44.13	0.00	36.89	72.02	50,903	0
Other	612	71,755,968	74.84	72.99	3.42	95.00	739	607	22.67	0.00	33.63	72.73	117,325	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
10.01 - 15.00	4	$263,518	0.27%	13.13%	0.00%	14.19%	746	708	0.00%	0.00%	31.50%	81.74%	$65,947	1
15.01 - 20.00	3	223,721	0.23	17.00	0.00	19.00	737	607	26.79	0.00	75.96	24.04	74,592	0
20.01 - 25.00	4	361,829	0.38	22.42	0.00	23.03	778	715	0.00	0.00	28.47	47.54	90,513	1
25.01 - 30.00	9	1,023,320	1.07	27.34	0.00	29.59	770	646	39.05	0.00	48.40	46.10	113,804	1
30.01 - 35.00	13	1,642,190	1.71	31.93	0.00	34.30	754	634	3.35	0.00	70.41	77.62	126,404	1
35.01 - 40.00	7	880,582	0.92	36.70	0.00	39.60	782	706	0.00	0.00	60.25	100.00	125,852	0
40.01 - 45.00	18	2,491,896	2.60	41.71	0.00	44.98	739	625	50.18	0.00	71.30	64.00	138,507	1
45.01 - 50.00	21	2,429,825	2.53	47.71	0.00	50.00	760	689	28.20	0.00	43.56	58.73	115,781	1
50.01 - 55.00	31	3,808,049	3.97	52.94	0.00	54.98	754	667	28.63	0.00	58.22	76.49	122,910	1
55.01 - 60.00	44	6,031,022	6.29	57.92	0.00	60.00	724	618	20.73	0.00	46.43	66.69	137,175	1
60.01 - 65.00	37	4,297,424	4.48	62.55	0.00	65.00	729	630	22.47	0.00	48.05	71.57	116,352	1
65.01 - 70.00	113	15,532,900	16.20	68.98	0.00	70.00	719	609	31.95	0.00	70.35	67.79	137,519	0
70.01 - 75.00	52	7,735,802	8.07	73.98	0.00	75.00	739	609	30.46	0.00	47.19	62.35	148,844	1
75.01 - 80.00	289	37,268,358	38.87	79.69	0.00	80.00	739	623	20.18	0.00	20.04	65.98	129,047	1
80.01 - 85.00	6	802,397	0.84	84.98	12.00	85.00	711	686	0.00	0.00	37.67	64.03	133,833	1
85.01 - 90.00	115	11,055,838	11.53	89.95	24.90	90.00	747	638	22.83	0.00	0.00	73.07	96,201	1
90.01 - 95.00	1	31,321	0.03	95.00	30.00	95.00	655	655	100.00	0.00	0.00	100.00	31,350	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

W.A.: 71.41%

Lowest: 11.06%

Highest: 95.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
295 - 300	7	$1,052,028	1.10%	43.78%	0.00%	80.00%	730	651	28.48%	0.00%	93.20%	71.52%	$150,430	1
355 - 360	760	94,827,960	98.90	71.72	3.01	95.00	738	607	24.10	0.00	35.67	67.40	124,858	1

Total:	767	$95,879,988	100.00%	71.41%	2.98%	95.00%	738	607	24.15%	0.00%	36.30%	67.44%	$125,091	1

W.A.: 359.3 months

Lowest: 300 months

Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BOAA 05-10

30 Yr Conforming Fixed Rate Pool

Group 3

351 records

Balance: 54,539,818

Selection Criteria: GROUP eq 3; blank REJECTED

1.	Original Balance
2.	Coupon
3.	Credit Score
4.	Index
5.	Loan Purpose
6.	Property Type
7.	Occupancy Status
8.	State
9.	County Distribution
10.	Original LTV
11.	Original Term

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
1 - 100,000	101	$7,387,297	13.54%	78.46%	2.75%	103.00%	734	651	67.98%	100.00%	5.72%	88.45%	$73,189	1
100,001 - 200,000	165	23,569,134	43.21	79.10	2.03	103.00	736	653	54.25	100.00	13.47	81.88	142,930	1
200,001 - 300,000	60	14,813,633	27.16	78.31	2.37	100.00	730	680	33.76	100.00	28.87	83.37	247,059	1
300,001 - 400,000	21	6,924,635	12.70	78.95	2.79	90.00	725	676	13.44	100.00	33.90	69.02	329,896	0
400,001 - 500,000	3	1,337,119	2.45	76.30	0.00	80.00	707	686	0.00	100.00	33.85	0.00	445,833	0
500,001 - 600,000	1	508,000	0.93	80.00	0.00	80.00	781	781	0.00	100.00	0.00	0.00	508,000	0

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

Average: $155,476.63

Lowest: $30,900.00

Highest: $508,000.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
6.001 - 6.500	317	$49,322,284	90.43%	78.68%	1.93%	103.00%	733	651	44.49%	100.00%	19.49%	79.93%	$155,687	1
6.501 - 7.000	32	4,898,663	8.98	79.00	5.57	103.00	727	653	30.19	100.00	21.64	65.72	153,142	0
7.001 - 7.500	2	318,871	0.58	80.00	0.00	80.00	721	700	100.00	100.00	0.00	100.00	159,560	1

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

W.A.: 6.366

Lowest: 6.250

Highest: 7.250

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	6	$542,894	1.00%	80.88%	1.99%	103.00%	805	801	84.34%	100.00%	0.00%	84.34%	$90,517	0
750 - 799	120	17,745,458	32.54	78.83	2.52	103.00	772	750	53.98	100.00	13.98	76.21	147,964	1
700 - 749	149	23,170,911	42.48	78.59	2.22	103.00	726	700	41.13	100.00	21.21	79.44	155,599	1
650 - 699	76	13,080,555	23.98	78.70	1.94	97.00	688	651	31.90	100.00	25.06	80.83	172,228	1

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

W.A.: 732

Lowest: 651

Highest: 816

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Purchase	278	$39,906,859	73.17%	80.98%	2.95%	103.00%	735	651	57.49%	100.00%	0.00%	77.79%	$143,635	1
Refinance-Cashout	49	10,673,442	19.57	71.42	0.00	80.00	727	670	1.45	100.00	100.00	81.17	217,973	1
Refinance-Rate/Term	24	3,959,517	7.26	75.56	1.23	86.98	718	682	16.21	100.00	0.00	82.23	165,049	0

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	254	$36,299,771	66.56%	79.23%	2.56%	103.00%	732	651	47.36%	100.00%	20.26%	100.00%	$143,000	1
Condo - Low	40	6,081,727	11.15	78.83	1.30	90.00	739	680	50.94	100.00	2.46	0.00	152,116	1
PUD Detach	28	5,265,807	9.65	77.56	1.58	90.00	726	682	41.78	100.00	19.45	100.00	188,202	1
2-Family	12	3,353,598	6.15	75.03	1.40	90.00	723	683	0.00	100.00	41.97	0.00	279,585	0
PUD Attach	8	1,396,583	2.56	78.21	0.00	80.00	743	695	46.82	100.00	20.41	100.00	174,675	1
3-Family	2	852,240	1.56	71.12	0.00	72.73	703	689	0.00	100.00	53.11	0.00	426,500	1
Townhouse	5	653,459	1.20	82.59	6.43	100.00	757	708	71.23	100.00	0.00	0.00	130,744	0
4-Family	1	508,000	0.93	80.00	0.00	80.00	781	781	0.00	100.00	0.00	0.00	508,000	0
Condo - High	1	128,634	0.24	103.00	35.00	103.00	772	772	100.00	100.00	0.00	0.00	128,750	1

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Primary	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Florida	52	$8,289,178	15.20%	78.00%	2.03%	103.00%	728	670	26.85%	100.00%	31.85%	79.37%	$159,525	1
California	21	5,589,970	10.25	71.62	1.30	90.00	721	680	6.78	100.00	55.76	51.77	266,383	1
Maryland	14	2,940,654	5.39	79.04	0.00	80.00	741	682	58.43	100.00	10.75	84.92	210,164	1
Wisconsin	19	2,720,733	4.99	78.89	0.00	80.00	736	684	50.72	100.00	15.02	85.82	143,275	1
Massachusetts	8	2,460,807	4.51	79.88	0.00	80.00	719	684	21.77	100.00	9.62	32.76	307,650	0
Texas	21	2,190,946	4.02	77.52	0.85	103.00	735	651	50.90	100.00	0.00	87.43	104,468	1
Missouri	18	2,071,426	3.80	80.19	2.03	100.00	736	691	58.00	100.00	4.05	90.58	115,119	0
Illinois	12	1,916,488	3.51	79.93	4.71	100.00	739	682	60.09	100.00	12.71	57.29	159,803	1
Arizona	13	1,831,418	3.36	79.80	0.00	80.00	733	702	68.81	100.00	8.47	95.55	140,942	0
Virginia	11	1,742,543	3.19	73.79	0.00	80.00	731	680	42.47	100.00	57.53	100.00	158,509	1
Georgia	16	1,646,535	3.02	81.33	3.41	103.00	743	699	75.55	100.00	0.00	89.32	102,973	1
Indiana	14	1,607,440	2.95	78.86	0.00	80.00	737	674	46.11	100.00	19.65	88.30	114,864	0
New Jersey	8	1,558,823	2.86	78.91	2.09	90.00	734	672	35.04	100.00	0.00	56.60	194,943	0
North Carolina	14	1,498,073	2.75	80.00	0.00	80.00	739	686	82.38	100.00	0.00	100.00	107,057	0
New Hampshire	5	1,316,156	2.41	83.42	5.98	100.00	749	684	40.77	100.00	0.00	100.00	263,380	1
Tennessee	7	1,207,434	2.21	82.52	6.30	90.00	718	676	21.57	100.00	24.31	100.00	172,562	0
Kansas	13	1,184,078	2.17	85.17	8.90	103.00	732	657	81.70	100.00	0.00	100.00	91,117	0
Washington	6	1,108,173	2.03	75.23	0.00	80.00	752	727	21.25	100.00	41.37	76.41	184,760	0
South Carolina	7	1,088,384	2.00	85.22	17.03	100.00	734	687	52.42	100.00	0.00	100.00	155,560	1
Ohio	6	1,013,854	1.86	79.92	0.00	80.00	757	709	47.28	100.00	19.22	100.00	169,087	1
Other	66	9,556,706	17.52	80.35	3.14	103.00	731	653	54.60	100.00	12.64	78.91	144,885	1

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
LOS ANGELES, CA	10	$2,957,372	5.42%	74.14%	0.00%	80.00%	707	680	6.08%	100.00%	71.18%	47.13%	$296,031	1
DADE, FL	10	1,768,898	3.24	75.72	2.55	103.00	733	683	7.27	100.00	56.63	84.37	177,049	1
MIDDLESEX, MA	5	1,566,507	2.87	79.82	0.00	80.00	706	684	34.20	100.00	0.00	17.09	313,380	0
COOK, IL	6	1,110,380	2.04	80.91	6.24	97.00	742	699	67.93	100.00	21.93	41.28	185,158	1
BROWARD, FL	7	922,792	1.69	78.08	0.00	80.00	727	681	16.80	100.00	37.89	43.13	131,931	1
PALM BEACH, FL	4	919,328	1.69	78.68	0.00	80.00	731	698	29.99	100.00	32.60	100.00	230,000	1
MARICOPA, AZ	6	898,114	1.65	79.59	0.00	80.00	728	702	100.00	100.00	17.27	100.00	149,733	0
ROCKINGHAM, NH	3	851,484	1.56	80.00	0.00	80.00	738	684	36.61	100.00	0.00	100.00	284,000	1
HUDSON, NJ	3	700,302	1.28	80.00	0.00	80.00	723	690	22.26	100.00	0.00	77.74	233,573	1
HILLSBOROUGH, FL	3	675,769	1.24	78.12	0.00	80.00	725	695	17.55	100.00	37.11	100.00	225,373	1
Other	294	42,168,872	77.32	79.03	2.64	103.00	735	651	47.96	100.00	14.86	83.15	143,513	1

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
15.01 - 20.00	1	$75,000	0.14%	17.86%	0.00%	17.86%	755	755	0.00%	100.00%	100.00%	100.00%	$75,000	0
25.01 - 30.00	1	89,915	0.16	26.47	0.00	26.47	776	776	0.00	100.00	100.00	100.00	90,000	1
35.01 - 40.00	1	56,947	0.10	39.45	0.00	39.45	775	775	0.00	100.00	0.00	100.00	57,000	1
40.01 - 45.00	4	647,756	1.19	42.98	0.00	44.95	722	682	0.00	100.00	73.51	46.98	162,025	1
50.01 - 55.00	2	376,369	0.69	53.24	0.00	54.37	767	751	0.00	100.00	100.00	100.00	188,361	1
55.01 - 60.00	3	506,840	0.93	58.36	0.00	60.00	701	672	0.00	100.00	70.40	100.00	169,000	0
60.01 - 65.00	7	1,177,273	2.16	62.65	0.00	64.38	733	691	0.00	100.00	75.54	63.98	168,291	1
65.01 - 70.00	9	2,066,174	3.79	68.10	0.00	70.00	739	709	3.43	100.00	74.06	55.63	229,709	1
70.01 - 75.00	14	3,251,952	5.96	73.01	0.00	75.00	720	670	0.00	100.00	51.82	72.59	232,523	1
75.01 - 80.00	277	41,748,494	76.55	79.88	0.00	80.00	733	651	52.25	100.00	12.44	80.39	150,802	1
80.01 - 85.00	3	610,875	1.12	81.64	12.00	82.08	746	703	0.00	100.00	0.00	80.37	203,812	1
85.01 - 90.00	12	1,989,912	3.65	89.83	25.00	90.00	717	676	0.00	100.00	0.00	77.51	165,937	1
90.01 - 95.00	1	85,500	0.16	95.00	30.00	95.00	657	657	0.00	100.00	0.00	100.00	85,500	0
95.01 - 100.00	8	1,151,246	2.11	98.94	33.24	100.00	748	653	100.00	100.00	0.00	89.58	143,956	0
>= 100.01	8	705,565	1.29	102.77	35.00	103.00	746	709	100.00	100.00	0.00	81.77	88,231	0

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

W.A.: 78.72%

Lowest: 17.86%

Highest: 103.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
355 - 360	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

Total:	351	$54,539,818	100.00%	78.72%	2.25%	103.00%	732	651	43.53%	100.00%	19.57%	78.77%	$155,477	1

W.A.: 360.0 months

Lowest: 360 months

Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BOAA 05-10

30 Yr Fixed Rate Pool

Group 4

98 records

Balance: 67,085,509

Selection Criteria: GROUP eq 4; blank REJECTED

1.	Original Balance
2.	Coupon
3.	Credit Score
4.	Index
5.	Loan Purpose
6.	Property Type
7.	Occupancy Status
8.	State
9.	County Distribution
10.	Original LTV
11.	Original Term

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
300,001 - 400,000	17	$6,525,592	9.73%	68.56%	2.40%	95.00%	705	605	17.48%	88.53%	47.03%	82.17%	$384,242	1
400,001 - 500,000	23	10,668,339	15.90	71.16	0.51	85.00	728	643	26.56	64.65	30.84	73.33	464,245	1
500,001 - 600,000	17	9,390,902	14.00	69.45	0.00	80.00	742	666	29.88	63.72	51.30	94.53	552,718	1
600,001 - 700,000	4	2,616,849	3.90	70.28	0.00	77.84	754	738	24.79	76.39	50.62	74.23	654,875	1
700,001 - 800,000	7	5,166,379	7.70	77.51	0.00	80.00	759	725	56.07	42.24	42.32	85.92	738,567	1
800,001 - 900,000	6	5,034,537	7.50	68.29	0.00	80.00	742	682	33.47	66.15	33.47	83.99	839,500	0
900,001 - 1,000,000	8	7,839,339	11.69	63.45	0.00	80.00	737	657	63.04	75.52	24.99	88.28	980,313	0
1,000,001 - 1,100,000	2	2,118,081	3.16	71.86	0.00	72.41	772	759	50.47	100.00	49.53	100.00	1,060,000	1
1,100,001 - 1,200,000	6	6,950,039	10.36	69.05	0.00	80.00	729	666	67.73	100.00	17.25	100.00	1,159,146	1
1,200,001 - 1,300,000	5	6,312,933	9.41	67.87	0.00	75.00	717	652	80.61	79.52	79.52	79.52	1,263,550	1
1,300,001 - 1,400,000	1	1,320,000	1.97	80.00	0.00	80.00	740	740	0.00	100.00	0.00	100.00	1,320,000	0
1,400,001 - 1,500,000	1	1,478,519	2.20	53.57	0.00	53.57	698	698	100.00	100.00	100.00	100.00	1,500,000	1
1,600,001 - 1,700,000	1	1,664,000	2.48	80.00	0.00	80.00	787	787	100.00	100.00	0.00	100.00	1,664,000	0

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

Average: $685,219.90

Lowest: $362,100.00

Highest: $1,664,000.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
5.001 - 5.500	4	$3,087,089	4.60%	66.76%	0.00%	80.00%	758	686	44.52%	83.82%	67.85%	83.82%	$772,188	0
5.501 - 6.000	56	39,349,772	58.66	68.86	0.25	85.00	739	605	54.22	76.76	40.72	90.85	703,529	1
6.001 - 6.500	29	18,678,025	27.84	69.90	0.61	95.00	725	643	37.25	81.66	36.50	86.10	644,490	1
6.501 - 7.000	8	5,201,238	7.75	74.59	0.00	80.00	722	679	24.85	49.90	41.21	56.85	650,619	1
7.001 - 7.500	1	769,384	1.15	70.00	0.00	70.00	774	774	0.00	0.00	0.00	100.00	770,000	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

W.A.: 6.028

Lowest: 5.375

Highest: 7.125

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	5	$4,074,158	6.07%	59.91%	0.00%	75.00%	804	802	42.91%	28.44%	0.00%	77.45%	$815,350	1
750 - 799	28	20,231,669	30.16	70.41	0.00	80.00	777	754	44.45	72.83	37.60	86.08	723,109	1
700 - 749	37	25,186,160	37.54	74.37	0.22	85.00	728	701	33.13	78.89	40.69	86.33	681,209	1
650 - 699	24	15,981,376	23.82	63.15	0.27	85.00	681	652	64.22	85.28	54.76	88.96	667,070	1
600 - 649	2	870,556	1.30	62.81	0.00	80.00	626	605	100.00	100.00	54.13	100.00	435,492	0
N/A	2	741,590	1.11	77.47	15.25	95.00	0	0	100.00	50.83	0.00	100.00	371,165	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

W.A.: 735

Lowest: 605

Highest: 807

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Purchase	48	$32,568,629	48.55%	72.42%	0.65%	95.00%	744	657	43.78%	59.60%	0.00%	81.48%	$678,983	1
Refinance-Cashout	40	27,078,113	40.36	67.87	0.00	80.00	725	643	52.57	91.73	100.00	92.23	677,934	1
Refinance-Rate/Term	10	7,438,767	11.09	62.69	0.00	74.97	733	605	33.18	85.92	0.00	89.16	744,298	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	65	$44,775,801	66.74%	70.24%	0.10%	85.00%	738	643	45.92%	78.14%	49.83%	100.00%	$689,648	1
PUD Detach	17	12,991,506	19.37	66.66	0.42	85.00	721	605	50.89	85.96	20.48	100.00	764,619	1
2-Family	6	3,869,798	5.77	65.66	0.00	80.00	776	710	12.18	51.16	0.00	0.00	645,458	1
Condo - High	3	2,419,921	3.61	72.54	0.00	76.63	706	664	83.47	16.53	30.05	0.00	807,250	1
Condo - Low	5	2,152,069	3.21	75.02	0.00	80.00	710	679	19.66	80.34	40.81	0.00	430,820	1
Townhouse	1	499,453	0.74	50.00	0.00	50.00	787	787	100.00	0.00	100.00	0.00	500,000	1
PUD Attach	1	376,962	0.56	95.00	30.00	95.00	0	0	100.00	100.00	0.00	100.00	377,329	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Primary	72	$50,640,781	75.49%	70.22%	0.42%	95.00%	730	605	44.96%	100.00%	49.05%	91.89%	$704,105	1
Secondary	17	11,910,064	17.75	66.28	0.00	80.00	750	657	48.20	0.00	14.62	75.33	701,000	1
Investor	9	4,534,665	6.76	70.06	0.00	80.00	752	690	54.07	0.00	11.01	58.24	504,333	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
California	50	$35,201,187	52.47%	67.16%	0.12%	85.00%	737	605	48.25%	80.63%	41.77%	90.86%	$704,878	1
Florida	10	5,934,388	8.85	76.00	0.92	85.00	716	643	35.22	72.72	26.93	73.87	593,810	1
New York	7	4,683,720	6.98	78.23	0.00	80.00	731	685	50.49	60.95	25.37	78.67	669,743	1
Nevada	2	2,431,066	3.62	69.47	0.00	80.00	711	666	100.00	100.00	51.33	100.00	1,216,688	1
New Jersey	4	2,208,940	3.29	68.50	0.00	80.00	764	688	21.35	41.34	23.25	55.41	552,750	1
Massachusetts	2	1,755,000	2.62	66.43	0.00	76.17	687	652	71.23	100.00	100.00	100.00	877,500	0
North Carolina	3	1,705,373	2.54	74.64	0.00	80.00	726	694	31.20	63.77	31.20	100.00	568,833	1
Maine	2	1,582,956	2.36	64.58	0.00	80.00	742	673	63.11	100.00	100.00	100.00	792,000	1
Illinois	2	1,506,938	2.25	73.85	0.00	80.00	783	778	70.94	100.00	0.00	100.00	754,200	1
Virginia	3	1,406,903	2.10	63.12	8.04	95.00	725	674	26.79	100.00	31.31	100.00	469,291	1
Wyoming	1	1,292,663	1.93	75.00	0.00	75.00	704	704	100.00	0.00	0.00	0.00	1,293,750	1
Colorado	1	1,130,000	1.68	59.47	0.00	59.47	739	739	0.00	100.00	0.00	100.00	1,130,000	0
Maryland	2	1,098,356	1.64	66.18	0.00	79.87	778	765	54.57	45.43	45.43	100.00	550,000	1
Connecticut	1	1,049,096	1.56	72.41	0.00	72.41	759	759	0.00	100.00	100.00	100.00	1,050,000	1
Washington	2	1,038,499	1.55	75.56	0.00	80.00	768	740	0.00	50.46	100.00	100.00	519,500	0
District of Columbia	2	898,183	1.34	63.25	0.00	79.84	746	695	55.61	44.39	55.61	0.00	449,550	1
Georgia	1	880,000	1.31	80.00	0.00	80.00	749	749	0.00	0.00	0.00	100.00	880,000	0
New Hampshire	1	480,000	0.72	76.19	0.00	76.19	776	776	0.00	0.00	0.00	100.00	480,000	0
New Mexico	1	430,581	0.64	74.57	0.00	74.57	690	690	0.00	100.00	100.00	100.00	431,000	1
Tennessee	1	371,660	0.55	75.23	0.00	75.23	701	701	0.00	100.00	0.00	100.00	372,368	2

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
LOS ANGELES, CA	12	$8,405,739	12.53%	66.42%	0.00%	80.00%	722	682	44.59%	84.90%	73.67%	95.66%	$702,533	1
ORANGE, CA	9	6,605,630	9.85	51.00	0.00	69.62	727	605	67.11	64.45	18.77	86.09	734,270	0
SAN DIEGO, CA	4	2,749,252	4.10	66.92	0.00	70.00	758	733	34.70	44.51	44.51	100.00	688,000	1
SANTA CLARA, CA	3	2,652,000	3.95	80.00	0.00	80.00	763	679	82.96	100.00	0.00	82.96	884,000	0
BROWARD, FL	3	2,613,044	3.90	79.26	2.08	85.00	740	738	0.00	100.00	0.00	100.00	871,300	0
PLACER, CA	3	2,219,732	3.31	72.70	0.00	80.00	712	696	32.58	82.70	0.00	100.00	740,157	0
SAN FRANCISCO, CA	3	2,063,436	3.08	63.64	0.00	69.99	793	785	0.00	71.75	0.00	28.25	688,333	1
CONTRA COSTA, CA	3	1,841,093	2.74	74.10	0.00	80.00	742	699	78.57	61.58	61.58	100.00	614,333	1
QUEENS, NY	3	1,687,964	2.52	77.25	0.00	80.00	738	730	38.43	70.40	70.40	70.40	563,401	1
WESTCHESTER, NY	2	1,666,254	2.48	80.00	0.00	80.00	692	685	70.02	100.00	0.00	70.02	834,000	1
Other	53	34,581,367	51.55	71.47	0.45	95.00	735	643	45.23	73.60	46.56	86.33	652,984	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
25.01 - 30.00	1	$499,502	0.74%	28.17%	0.00%	28.17%	683	683	100.00%	0.00%	100.00%	100.00%	$500,000	1
30.01 - 35.00	1	1,000,000	1.49	33.33	0.00	33.33	657	657	100.00	0.00	0.00	100.00	1,000,000	0
40.01 - 45.00	2	949,356	1.42	43.90	0.00	44.90	640	605	42.07	100.00	57.93	100.00	474,892	0
45.01 - 50.00	5	3,417,144	5.09	48.62	0.00	50.00	778	674	48.53	58.50	27.51	58.50	683,859	1
50.01 - 55.00	4	3,066,913	4.57	54.03	0.00	54.88	727	698	67.75	80.46	61.24	100.00	772,500	1
55.01 - 60.00	11	7,973,868	11.89	58.26	0.00	60.00	735	664	56.26	90.04	44.10	86.53	725,309	1
60.01 - 65.00	6	4,366,377	6.51	62.89	0.00	65.00	705	652	47.18	86.91	58.94	69.78	728,133	1
65.01 - 70.00	10	6,719,392	10.02	68.52	0.00	70.00	739	690	23.66	64.13	47.57	100.00	672,300	1
70.01 - 75.00	15	11,867,817	17.69	73.53	0.00	75.00	749	690	35.47	67.99	35.37	86.04	791,880	1
75.01 - 80.00	40	26,032,901	38.81	79.31	0.00	80.00	736	643	48.41	79.44	37.36	86.66	651,269	1
80.01 - 85.00	2	815,277	1.22	85.00	12.00	85.00	720	693	0.00	100.00	0.00	100.00	408,000	1
90.01 - 95.00	1	376,962	0.56	95.00	30.00	95.00	0	0	100.00	100.00	0.00	100.00	377,329	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

W.A.: 69.51%

Lowest: 28.17%

Highest: 95.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
235 - 240	1	$505,000	0.75%	76.17%	0.00%	76.17%	775	775	0.00%	100.00%	100.00%	100.00%	$505,000	0
355 - 360	97	66,580,509	99.25	69.46	0.32	95.00	735	605	46.50	75.30	39.91	86.57	687,078	1

Total:	98	$67,085,509	100.00%	69.51%	0.31%	95.00%	735	605	46.15%	75.49%	40.36%	86.67%	$685,220	1

W.A.: 359.1 months

Lowest: 240 months

Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BOAA 05-10

15 Yr Fixed Rate Pool

Group 5

137 records

Balance: 29,114,409

Selection Criteria: GROUP eq 5; blank REJECTED

1.	Original Balance
2.	Coupon
3.	Credit Score
4.	Index
5.	Loan Purpose
6.	Property Type
7.	Occupancy Status
8.	State
9.	County Distribution
10.	Original LTV
11.	Original Term

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
1 - 100,000	45	$2,825,765	9.71%	54.97%	0.14%	83.33%	744	650	39.16%	17.92%	23.20%	79.86%	$63,146	1
100,001 - 200,000	43	6,035,241	20.73	62.40	1.43	95.00	733	651	20.76	20.73	46.20	69.73	140,902	1
200,001 - 300,000	15	3,604,953	12.38	63.66	0.00	80.00	730	665	33.07	39.59	44.25	72.27	240,947	1
300,001 - 400,000	16	5,720,554	19.65	60.94	0.00	80.00	717	653	43.90	50.49	50.93	68.50	358,889	1
400,001 - 500,000	8	3,691,903	12.68	57.45	0.00	80.00	745	699	13.44	86.56	25.50	86.56	464,935	2
500,001 - 600,000	2	1,106,920	3.80	57.22	0.00	75.00	759	755	0.00	100.00	0.00	100.00	553,460	0
600,001 - 700,000	4	2,607,402	8.96	69.55	0.00	75.00	768	746	0.00	100.00	24.75	75.25	654,850	1
700,001 - 800,000	1	702,452	2.41	68.87	0.00	68.87	740	740	0.00	100.00	0.00	100.00	702,452	0
800,001 - 900,000	1	835,864	2.87	21.13	0.00	21.13	712	712	0.00	100.00	0.00	100.00	845,000	3
900,001 - 1,000,000	2	1,983,354	6.81	51.81	0.00	64.52	732	675	50.23	100.00	0.00	50.23	1,000,000	2

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

Average: $213,503.83

Lowest: $14,400.00 Highest: $1,000,000.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
4.001 - 4.500	1	$150,000	0.52%	38.66%	0.00%	38.66%	777	777	0.00%	0.00%	100.00%	100.00%	$150,000	0
4.501 - 5.000	12	2,566,023	8.81	52.43	0.52	90.00	732	675	61.21	42.69	17.57	54.94	214,697	1
5.001 - 5.500	124	26,398,387	90.67	60.43	0.29	95.00	736	650	22.67	58.37	33.86	76.63	213,901	1

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

W.A.: 5.361

Lowest: 4.500

Highest: 5.500

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	8	$1,748,584	6.01%	49.85%	0.00%	80.00%	806	800	68.82%	8.14%	28.38%	51.68%	$219,562	1
750 - 799	48	10,244,188	35.19	63.56	0.04	83.33	775	750	12.01	56.08	28.03	75.02	214,540	1
700 - 749	48	10,181,853	34.97	58.89	0.45	92.71	723	702	18.86	64.40	34.94	74.26	213,203	1
650 - 699	33	6,939,784	23.84	57.32	0.59	95.00	681	650	46.14	58.50	37.67	81.25	210,965	1

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

W.A.: 736

Lowest: 650

Highest: 817

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Purchase	55	$13,022,533	44.73%	64.49%	0.35%	95.00%	750	651	31.86%	64.68%	0.00%	75.67%	$237,895	1
Refinance-Cashout	48	9,539,241	32.76	57.39	0.00	78.10	731	657	29.50	38.14	100.00	64.00	199,545	1
Refinance-Rate/Term	34	6,552,634	22.51	53.17	0.69	92.71	715	650	9.04	67.81	0.00	88.96	193,754	1

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	94	$18,611,728	63.93%	58.94%	0.41%	95.00%	729	650	16.90%	66.87%	29.38%	100.00%	$198,903	1
2-Family	10	2,356,235	8.09	62.83	0.56	90.00	752	691	25.69	41.90	25.51	0.00	237,426	2
Condo - Low	9	2,331,605	8.01	67.42	0.00	80.00	752	683	42.68	27.68	35.58	0.00	260,239	1
PUD Detach	8	2,157,699	7.41	61.75	0.00	80.00	751	673	21.88	70.60	21.88	100.00	270,484	1
4-Family	7	1,638,114	5.63	49.36	0.00	70.43	753	659	83.55	0.00	87.77	0.00	235,301	1
PUD Attach	4	1,018,902	3.50	63.17	0.00	80.00	755	718	69.39	16.14	16.14	100.00	255,663	1
3-Family	4	652,590	2.24	41.69	0.00	75.00	710	657	40.06	59.94	86.72	0.00	163,575	1
Condo - High	1	347,535	1.19	80.00	0.00	80.00	716	716	0.00	100.00	0.00	0.00	348,800	1

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Primary	48	$16,504,271	56.69%	61.07%	0.27%	92.71%	731	653	9.96%	100.00%	22.04%	85.63%	$345,629	1
Investor	86	12,043,769	41.37	56.66	0.14	90.00	742	650	47.98	0.00	46.33	58.86	140,605	1
Secondary	3	566,369	1.95	80.13	4.95	95.00	753	651	23.52	0.00	56.69	100.00	189,267	1

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
California	39	$11,854,019	40.72%	51.55%	0.00%	78.10%	744	657	25.34%	54.34%	37.67%	65.88%	$305,649	1
Florida	14	2,394,136	8.22	60.88	0.00	80.00	752	693	25.19	51.17	26.15	80.10	171,575	1
New Jersey	4	1,657,667	5.69	59.48	0.00	76.67	709	659	21.04	78.96	44.84	78.96	416,348	1
New York	6	1,536,174	5.28	69.04	0.86	90.00	743	691	45.04	41.99	38.91	54.96	256,450	0
Missouri	5	1,465,591	5.03	49.11	0.00	80.00	696	675	96.70	72.78	19.06	76.08	294,020	1
Maryland	5	1,421,678	4.88	65.70	0.00	80.00	748	682	10.75	85.73	10.72	100.00	286,114	2
Texas	14	1,174,806	4.04	73.27	6.23	95.00	743	651	12.71	42.78	0.00	89.21	84,438	2
Nevada	5	1,115,915	3.83	65.07	0.00	77.94	715	665	13.28	50.05	70.51	100.00	223,730	1
Massachusetts	2	864,836	2.97	63.12	0.00	68.87	733	702	0.00	81.22	0.00	81.22	432,726	0
Georgia	3	791,629	2.72	75.05	0.00	80.00	743	732	0.00	86.56	0.00	86.56	265,100	1
Virginia	4	776,240	2.67	67.39	0.00	73.20	739	719	15.74	49.62	100.00	76.26	195,048	1
Michigan	2	564,590	1.94	80.00	0.00	80.00	687	683	0.00	100.00	0.00	100.00	282,800	0
North Carolina	6	556,619	1.91	69.22	0.72	83.33	742	688	13.09	28.46	32.78	100.00	94,491	1
Illinois	1	347,535	1.19	80.00	0.00	80.00	716	716	0.00	100.00	0.00	0.00	348,800	1
Connecticut	1	322,000	1.11	46.33	0.00	46.33	653	653	0.00	100.00	0.00	100.00	322,000	0
Minnesota	1	321,069	1.10	75.00	0.00	75.00	778	778	0.00	0.00	100.00	100.00	322,500	1
New Mexico	4	297,836	1.02	58.53	0.00	70.43	726	707	58.13	0.00	31.03	41.87	74,673	1
Tennessee	4	277,548	0.95	65.38	0.00	78.78	721	650	0.00	0.00	16.39	100.00	69,525	1
Kansas	5	243,237	0.84	70.77	0.00	80.00	713	664	64.15	52.84	41.26	100.00	48,802	1
Mississippi	1	203,268	0.70	80.00	0.00	80.00	697	697	100.00	100.00	0.00	100.00	204,000	1
Other	11	928,017	3.19	69.14	0.00	80.00	745	662	33.65	4.31	39.88	66.25	84,596	0

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
LOS ANGELES, CA	17	$6,415,240	22.03%	47.91%	0.00%	75.00%	747	657	15.90%	65.83%	33.99%	59.42%	$379,816	2
HOWARD, MD	2	1,116,426	3.83	70.19	0.00	70.42	749	699	0.00	100.00	0.00	100.00	562,200	2
SAN BERNARDINO, CA	6	1,062,430	3.65	50.28	0.00	72.00	710	685	0.00	48.25	60.85	100.00	178,317	1
ORANGE, CA	2	1,003,636	3.45	67.11	0.00	73.03	741	732	35.71	64.29	64.29	0.00	504,825	2
JACKSON, MO	1	996,180	3.42	39.22	0.00	39.22	675	675	100.00	100.00	0.00	100.00	1,000,000	1
CLARK, NV	4	967,680	3.32	65.28	0.00	77.94	709	665	0.00	57.72	81.31	100.00	242,456	1
NASSAU, NY	2	844,236	2.90	67.98	0.00	75.00	770	766	0.00	76.40	23.60	100.00	422,500	0
MONMOUTH, NJ	2	804,758	2.76	41.51	0.00	41.76	683	659	43.33	56.67	43.33	56.67	404,690	2
CONTRA COSTA, CA	2	708,332	2.43	53.30	0.00	55.88	737	673	100.00	0.00	49.41	100.00	354,825	1
BRISTOL, MA	1	702,452	2.41	68.87	0.00	68.87	740	740	0.00	100.00	0.00	100.00	702,452	0
Other	98	14,493,039	49.78	65.55	0.62	95.00	738	650	28.46	45.88	30.23	76.75	148,499	1

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
5.01 - 10.00	2	$141,327	0.49%	7.65%	0.00%	9.19%	795	783	0.00%	0.00%	0.00%	100.00%	$70,797	1
10.01 - 15.00	1	85,675	0.29	10.75	0.00	10.75	761	761	0.00	0.00	0.00	0.00	86,000	1
15.01 - 20.00	3	142,761	0.49	17.82	0.00	18.60	741	716	27.94	0.00	37.17	62.83	47,648	0
20.01 - 25.00	3	1,111,495	3.82	21.96	0.00	24.89	713	691	18.08	75.20	18.08	93.29	373,633	2
25.01 - 30.00	4	729,850	2.51	28.66	0.00	29.92	696	657	30.86	49.01	23.95	76.05	183,713	1
30.01 - 35.00	4	817,073	2.81	34.22	0.00	34.48	797	733	68.23	0.00	60.74	39.26	205,284	1
35.01 - 40.00	8	2,639,511	9.07	38.46	0.00	39.22	724	675	37.74	74.72	28.32	93.85	331,240	1
40.01 - 45.00	8	1,667,857	5.73	41.85	0.00	44.79	707	659	20.91	60.11	67.86	55.64	209,272	1
45.01 - 50.00	8	1,601,668	5.50	47.00	0.00	49.52	722	653	7.49	51.31	36.75	83.18	201,225	1
50.01 - 55.00	7	792,177	2.72	51.80	0.00	54.58	728	673	59.42	12.53	64.06	100.00	113,413	1
55.01 - 60.00	11	2,291,952	7.87	57.55	0.00	60.00	730	664	37.57	45.28	38.47	76.32	208,936	1
60.01 - 65.00	14	3,773,046	12.96	63.10	0.00	64.80	746	662	37.40	50.00	25.05	52.47	271,255	2
65.01 - 70.00	14	2,599,301	8.93	69.01	0.00	70.00	752	669	20.87	54.63	30.44	87.56	185,987	0
70.01 - 75.00	20	5,696,906	19.57	73.40	0.00	75.00	746	683	15.93	64.62	39.06	68.00	286,268	1
75.01 - 80.00	25	4,499,238	15.45	78.95	0.00	80.00	735	650	16.97	70.10	17.68	84.96	180,487	1
80.01 - 85.00	1	66,446	0.23	83.33	6.00	83.33	765	765	0.00	0.00	0.00	100.00	75,000	1
85.01 - 90.00	2	215,599	0.74	88.93	12.00	90.00	694	659	51.35	48.65	0.00	48.65	108,028	0
90.01 - 95.00	2	242,528	0.83	93.77	25.00	95.00	683	651	0.00	53.78	0.00	100.00	123,266	4

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

W.A.: 59.61%

Lowest: 6.02%

Highest: 95.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
121 - 168	1	$21,676	0.07%	72.58%	0.00%	72.58%	760	760	0.00%	0.00%	0.00%	100.00%	$21,773	1
175 - 180	136	29,092,733	99.93	59.61	0.31	95.00	736	650	25.97	56.73	32.79	74.82	214,914	1

Total:	137	$29,114,409	100.00%	59.61%	0.31%	95.00%	736	650	25.95%	56.69%	32.76%	74.84%	$213,504	1

W.A.: 180.0 months

Lowest: 156 months

Highest: 180 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Global Structured Finance

BOAA 05-10

15 Yr Fixed Rate Pool

Group 6

316 records

Balance: 35,997,786

Selection Criteria: GROUP eq 6; blank REJECTED

1.	Original Balance
2.	Coupon
3.	Credit Score
4.	Index
5.	Loan Purpose
6.	Property Type
7.	Occupancy Status
8.	State
9.	County Distribution
10.	Original LTV
11.	Original Term

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
1 - 100,000	191	$12,031,781	33.42%	59.81%	0.31%	90.00%	744	601	18.71%	9.50%	41.08%	84.75%	$63,163	1
100,001 - 200,000	80	10,483,010	29.12	56.74	0.67	95.00	744	618	19.81	22.56	39.37	63.44	131,402	1
200,001 - 300,000	30	7,353,915	20.43	58.50	0.00	80.00	730	675	33.12	33.09	53.33	65.80	245,611	1
300,001 - 400,000	11	3,822,213	10.62	61.07	0.00	80.00	729	680	36.98	45.93	65.07	64.25	348,483	1
400,001 - 500,000	2	907,436	2.52	51.78	0.00	62.07	716	698	0.00	100.00	50.58	100.00	454,500	0
500,001 - 600,000	1	501,831	1.39	19.37	0.00	19.37	809	809	0.00	100.00	100.00	100.00	503,600	1
800,001 - 900,000	1	897,600	2.49	80.00	0.00	80.00	725	725	0.00	100.00	100.00	100.00	897,600	0

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

Average: $114,203.16

Lowest: $15,000.00

Highest: $897,600.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
5.501 - 6.000	271	$32,116,817	89.22%	57.24%	0.12%	95.00%	739	601	24.75%	26.56%	47.81%	72.98%	$118,810	1
6.001 - 6.500	44	3,851,465	10.70	69.06	1.78	90.00	740	624	5.92	38.30	51.51	77.38	87,749	1
6.501 - 7.000	1	29,505	0.08	80.00	0.00	80.00	785	785	0.00	0.00	0.00	100.00	29,600	1

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

W.A.: 5.865

Lowest: 5.625

Highest: 6.750

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	23	$2,699,328	7.50%	44.69%	0.00%	80.00%	809	800	24.50%	27.67%	34.37%	64.97%	$117,706	1
750 - 799	130	12,961,327	36.01	58.43	0.51	90.00	775	750	19.21	15.35	41.16	73.51	99,922	1
700 - 749	103	13,128,261	36.47	60.03	0.28	95.00	723	700	23.33	36.06	60.05	75.93	127,785	1
650 - 699	46	5,839,121	16.22	60.36	0.07	90.00	684	650	20.48	41.67	44.98	69.14	127,341	1
600 - 649	12	950,680	2.64	61.81	0.00	80.00	628	601	36.66	10.50	59.49	78.10	79,355	0
N/A	2	419,069	1.16	70.00	0.00	70.00	0	0	100.00	0.00	0.00	100.00	209,650	0

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

W.A.: 739

Lowest: 601

Highest: 831

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Refinance-Cashout	133	$17,337,802	48.16%	56.16%	0.00%	80.00%	732	618	24.56%	36.58%	100.00%	73.55%	$130,651	1
Purchase	100	11,009,804	30.58	70.39	0.97	95.00	743	601	30.49	28.11	0.00	73.06	110,336	1
Refinance-Rate/Term	83	7,650,181	21.25	46.78	0.00	79.44	751	637	7.35	7.41	0.00	73.90	92,506	1

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	226	$23,896,659	66.38%	58.51%	0.22%	95.00%	739	616	16.34%	34.68%	52.14%	100.00%	$105,999	1
2-Family	23	3,618,930	10.05	60.84	1.35	90.00	736	628	31.61	11.27	56.04	0.00	157,696	1
Condo - Low	24	2,265,522	6.29	55.63	0.25	90.00	723	624	13.93	0.00	30.64	0.00	94,773	1
PUD Detach	11	1,868,202	5.19	61.34	0.00	80.00	728	601	21.90	41.38	13.33	100.00	170,158	1
4-Family	9	1,505,075	4.18	56.48	0.00	75.00	764	684	88.38	11.62	66.80	0.00	167,558	0
3-Family	6	958,608	2.66	43.68	0.00	53.57	731	651	58.41	26.40	78.38	0.00	160,265	1
Townhouse	6	853,332	2.37	67.07	0.00	80.00	770	706	42.00	0.00	12.52	0.00	142,652	1
PUD Attach	8	684,500	1.90	64.56	0.00	80.00	759	712	15.78	15.78	6.11	100.00	85,711	0
Condo - High	3	346,957	0.96	55.34	0.00	80.00	745	695	13.83	0.00	0.00	0.00	116,000	1

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Investor	258	$25,449,426	70.70%	57.74%	0.21%	90.00%	743	601	27.44%	0.00%	43.05%	65.77%	$98,892	1
Primary	54	10,004,424	27.79	59.93	0.55	95.00	730	618	7.74	100.00	63.40	91.64	185,736	1
Secondary	4	543,936	1.51	69.12	0.00	70.00	734	683	77.04	0.00	7.33	100.00	136,075	0

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
California	60	$10,209,821	28.36%	42.47%	0.00%	80.00%	739	618	20.07%	34.38%	62.37%	75.36%	$170,548	1
Florida	37	4,494,014	12.48	60.94	0.00	80.00	741	666	16.64	28.69	13.19	77.28	121,823	1
Texas	30	2,532,057	7.03	70.15	0.34	90.00	736	624	27.02	10.37	35.22	94.00	84,598	1
North Carolina	23	1,624,170	4.51	64.99	0.00	80.00	753	695	19.94	25.33	35.28	100.00	70,837	1
Massachusetts	6	1,537,381	4.27	73.38	1.24	86.78	740	695	3.12	76.98	81.71	66.66	256,433	0
Illinois	11	1,495,778	4.16	69.45	0.00	80.00	728	675	41.19	20.38	58.78	37.12	136,420	1
Georgia	11	1,436,775	3.99	71.07	1.70	90.00	757	709	0.00	43.75	49.30	77.41	130,718	0
Virginia	18	1,392,440	3.87	61.69	0.00	80.00	757	618	30.06	0.00	47.85	63.47	77,571	1
New Jersey	6	1,328,069	3.69	54.45	0.00	80.00	722	682	46.46	49.72	82.63	34.78	221,986	1
Missouri	15	1,026,566	2.85	70.74	0.41	90.00	723	631	14.77	4.91	77.60	78.71	68,551	0
Arizona	9	808,913	2.25	59.58	0.00	74.32	748	601	48.96	0.00	33.91	52.73	90,112	1
Kansas	10	763,543	2.12	81.42	5.47	95.00	724	616	47.39	52.72	11.67	88.72	76,542	1
Maryland	8	751,911	2.09	51.00	0.00	70.00	745	650	10.76	0.00	58.74	76.65	94,238	1
South Carolina	10	697,862	1.94	67.39	0.00	80.00	753	683	24.47	30.70	65.67	92.86	70,028	1
Tennessee	10	654,678	1.82	75.37	1.40	90.00	724	650	30.96	27.41	38.42	69.96	65,670	1
District of Columbia	4	646,069	1.79	59.12	0.00	70.00	716	701	74.23	0.00	74.23	89.19	162,523	2
New York	3	592,850	1.65	53.39	0.00	62.07	706	692	13.83	75.64	13.83	100.00	198,303	1
Washington	6	534,308	1.48	60.71	0.00	75.00	738	662	7.86	0.00	52.48	72.02	89,261	1
New Hampshire	3	524,239	1.46	63.55	0.00	80.00	729	680	26.61	0.00	26.61	15.60	175,356	1
Oregon	6	488,031	1.36	47.78	0.00	60.43	772	669	30.49	0.00	30.49	69.51	81,624	1
Other	30	2,458,313	6.83	66.03	0.00	80.00	747	628	16.92	18.65	35.12	67.96	82,114	1

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
LOS ANGELES, CA	13	$2,728,159	7.58%	40.05%	0.00%	75.00%	743	693	14.09%	34.24%	65.63%	77.04%	$210,217	0
COOK, IL	7	1,299,267	3.61	68.60	0.00	80.00	730	675	47.42	23.47	60.88	27.61	186,203	1
ORANGE, CA	5	1,234,130	3.43	34.37	0.00	58.82	726	706	40.55	32.30	70.92	47.38	247,315	1
MIDDLESEX, MA	2	1,128,955	3.14	73.80	0.00	80.00	728	725	0.00	79.51	100.00	79.51	564,478	0
SACRAMENTO, CA	7	927,002	2.58	52.91	0.00	70.83	736	716	20.56	27.51	59.93	100.00	132,561	0
BROWARD, FL	6	763,207	2.12	40.40	0.00	68.05	745	685	0.00	32.76	0.00	63.98	128,001	1
DIST OF COLUMBIA, DC	4	646,069	1.79	59.12	0.00	70.00	716	701	74.23	0.00	74.23	89.19	162,523	2
BERGEN, NJ	2	616,968	1.71	50.33	0.00	53.57	708	707	100.00	0.00	100.00	0.00	309,583	1
SAN BERNARDINO, CA	5	583,787	1.62	40.66	0.00	51.55	675	618	25.69	59.83	85.53	74.31	116,935	0
ALACHUA, FL	5	558,191	1.55	72.67	0.00	80.00	709	666	43.67	15.05	15.05	24.34	111,797	0
Other	260	25,512,053	70.87	61.50	0.42	95.00	744	601	19.58	25.60	41.22	78.18	98,375	1

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
5.01 - 10.00	3	$178,765	0.50%	8.89%	0.00%	10.00%	766	705	0.00%	29.37%	35.72%	100.00%	$59,756	0
10.01 - 15.00	2	170,586	0.47	12.33	0.00	13.51	780	754	52.39	0.00	0.00	100.00	85,610	1
15.01 - 20.00	7	992,221	2.76	18.61	0.00	19.81	795	749	0.00	63.87	63.87	73.86	142,089	1
20.01 - 25.00	9	1,263,332	3.51	22.61	0.00	25.00	735	701	39.61	7.92	58.27	39.14	140,559	0
25.01 - 30.00	15	1,595,485	4.43	28.14	0.00	29.69	764	651	11.24	0.00	33.14	85.75	106,565	1
30.01 - 35.00	11	1,402,620	3.90	31.48	0.00	34.82	736	693	12.83	17.48	51.24	90.74	128,144	1
35.01 - 40.00	12	1,543,171	4.29	38.32	0.00	39.81	726	601	14.82	45.92	61.60	87.70	128,935	1
40.01 - 45.00	12	1,815,806	5.04	42.92	0.00	44.72	737	669	20.54	53.13	69.00	78.60	151,628	1
45.01 - 50.00	24	2,924,198	8.12	47.96	0.00	50.00	751	649	15.96	17.05	57.41	55.52	122,197	1
50.01 - 55.00	21	2,574,406	7.15	52.78	0.00	54.95	726	624	31.25	31.50	58.00	69.16	122,918	1
55.01 - 60.00	20	2,212,159	6.15	57.45	0.00	60.00	746	637	16.05	40.02	46.17	66.63	110,898	1
60.01 - 65.00	30	3,035,360	8.43	62.25	0.00	65.00	743	650	30.94	16.26	39.64	68.42	101,467	1
65.01 - 70.00	47	4,585,718	12.74	68.42	0.00	70.00	731	650	36.63	11.08	58.56	77.37	97,836	1
70.01 - 75.00	23	2,755,477	7.65	73.65	0.00	75.00	747	679	29.66	24.65	59.44	57.73	120,018	0
75.01 - 80.00	71	8,167,257	22.69	79.68	0.00	80.00	728	616	19.14	38.01	33.47	86.08	115,302	1
80.01 - 85.00	1	47,200	0.13	83.54	6.00	83.54	765	765	0.00	0.00	0.00	100.00	47,200	0
85.01 - 90.00	7	608,263	1.69	89.16	12.00	90.00	774	659	0.00	31.91	0.00	25.43	87,029	0
90.01 - 95.00	1	125,761	0.35	95.00	25.00	95.00	704	704	0.00	100.00	0.00	100.00	125,761	0

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

W.A.: 58.52%

Lowest: 7.28%

Highest: 95.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
115 - 120	1	$174,948	0.49%	69.02%	0.00%	69.02%	727	727	0.00%	100.00%	100.00%	0.00%	$176,000	1
121 - 168	1	22,293	0.06	56.00	0.00	56.00	637	637	0.00	0.00	0.00	100.00	22,400	1
175 - 180	314	35,800,546	99.45	58.47	0.30	95.00	740	601	22.84	27.46	47.94	73.82	114,299	1

Total:	316	$35,997,786	100.00%	58.52%	0.30%	95.00%	739	601	22.71%	27.79%	48.16%	73.47%	$114,203	1

W.A.: 179.7 months

Lowest: 120 months

Highest: 180 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.